                                                     Registration Nos. 33 -11182
================================================================================
                                                                        811-4969
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [_]
      Pre-Effective Amendment No. __                             [_]
      Post-Effective Amendment No. 18                            [X]


                                     and/or


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
      Amendment No. 21                                           [X]


                               VARIABLE INVESTORS
         --------------------------------------------------------------
         SERIES TRUST (Exact Name of Registrant as specified in charter)

      10 Post Office Square - 12th Floor
      Boston, Massachusetts                                      02109
---------------------------------------                          -----
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's Telephone Number, Including Area Code:         (617) 457-6700

                                Arnold R. Bergman
                                    Secretary
                         Variable Investors Series Trust
                       10 Post Office Square - 12th Floor
                           Boston, Massachusetts 02109

                     (Name and Address of Agent for Service)

                                    Copy to:

                           Raymond A. O'Hara III, Esq.
                        Blazzard, Grodd & Hasenauer, P.C.
                                  P.O. Box 5108
                               Westport, CT 06881
                                 (203) 226-7866


It is proposed that this filing will become effective:

      ___   immediately upon filing pursuant to paragraph (b)
       X    on May 1, 1997 pursuant to paragraph (b)
      ---
      ___   60 days after filing pursuant to paragraph (a) (1)
      ___   on May 1, 1997 pursuant to paragraph (a)(1)
      ___   75 days after filing pursuant to paragraph (a)(2)
      ___   on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

      ______________ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Registrant has declared that it has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to the Investment Company Act Rule 24f-2 and the Rule 24f-2 Notice for Registrant's most recent fiscal year 1996 was filed on February 28, 1997.

                         VARIABLE INVESTORS SERIES TRUST
                              CROSS REFERENCE SHEET
                          (as required by Rule 404(c))

Item No. in
Form N-1A                                                  Location
---------                                                  --------

PART A
------
Item 1.  Cover Page................................Cover Page

Item 2.  Synopsis..................................Summary

Item 3.  Condensed Financial Information...........The Trust's Financial
                                                   History; Financial Highlight

Item 4.  General Description of Registrant.........Cover Page; The Trust;
                                                   Investment Objectives and
                                                   Policies of the Portfolios;
                                                   Policies and Techniques
                                                   Applicable to All Portfolios;
                                                   Additional Information

Item 5.  Management of the Fund....................Management of the Trust;
                                                   Additional Information

Item 6.  Capital Stock and Other Securities........Sales and Redemptions; Net
                                                   Asset Value; Tax Status,
                                                   Dividends and Distributions;
                                                   Additional Information

Item 7.  Purchase of Securities Being Offered......The Trust; Net Asset Value;
                                                   Sales and Redemptions

Item 8.  Redemption or Repurchase..................Sales and Redemptions; Net
                                                   Asset Value

Item 9.  Pending Legal Proceedings.................Not Applicable

PART B
------

Item 10. Cover Page................................Cover Page

Item 11. Table of Contents.........................Cover Page

Item 12. General Information and History...........Not Applicable

Item 13. Investment Objectives and Policies........Policies of the Trust;
                                                   Investment Restrictions;
                                                   Portfolio Turnover

Item 14.  Management of the Fund...................Management of the Trust

Item 15.  Control Persons and Principal Holders
          of Securities............................Management of the Trust

Item 16.  Investment Advisory and Other Services...Management of the Trust;
                                                   Independent Auditors;
                                                   Custodian

PART B
------

Item 17. Brokerage Allocation......................Management of the Trust
         (Brokerage and Research Services)

Item 18. Capital Stock and Other Securities........Sales and Redemptions; Net
                                                   Asset Value; Tax Status,
                                                   Dividends and Distributions;
                                                   Organization and
                                                   Capitalization; Additional
                                                   Information

Item 19. Purchase, Redemption and Pricing of
         Securities Being Offered..................Determination of Net Asset
                                                   Value; Sales and Redemptions


Item 20. Tax Status................................Taxes; Dividends and
                                                   Distributions

Item 21. Underwriters..............................Not Applicable

Item 22. Calculations of Yield Quotations of ......Performance Information
         Money Market Funds

Item 23. Financial Statements......................Financial Statements

PART C
------

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                                     PART A

                         VARIABLE INVESTORS SERIES TRUST
                                   PROSPECTUS

                                                                     _____, 1997

                                TABLE OF CONTENTS

SUMMARY

THE TRUST

THE TRUST'S FINANCIAL HISTORY

INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS

POLICIES AND TECHNIQUES APPLICABLE TO ALL PORTFOLIOS

MANAGEMENT OF THE TRUST

SALES AND REDEMPTIONS

NET ASSET VALUE

PERFORMANCE INFORMATION

TAX STATUS, DIVIDENDS, AND DISTRIBUTIONS

ADDITIONAL INFORMATION

      Variable Investors Series Trust (the "Trust") is an open-end, series management investment company which currently offers shares of beneficial interest of nine series (the "Portfolios"), each of which represents the entire interest in a separate portfolio of investments. The Portfolios are: the Cash Management Portfolio, the Growth Portfolio (formerly the Common Stock Portfolio), the Growth & Income Portfolio, the High Income Bond Portfolio, the Matrix Equity Portfolio (formerly the Tilt Utility Portfolio), the Multiple Strategies Portfolio, the Small Cap Growth Portfolio (formerly the Small Cap Portfolio) , the U.S. Government Bond Portfolio, and the World Equity Portfolio.

      This Prospectus sets forth concisely the information about the Trust that a prospective investor should know before purchasing shares of the Trust through certain variable annuity contracts and variable life insurance policies offered by participating insurance companies. Please read it carefully and retain it for future reference. A Statement of Additional Information dated May ____ is available without charge upon request and may be obtained by calling First Variable Advisory Services Corp. at (800) 228-1035. The Statement of Additional Information, which is incorporated by reference into this Prospectus, has been filed with the Securities and Exchange Commission. The mailing address of the Trust is 10 Post Office Square, Boston, Massachusetts 02109.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      An investment in the Cash Management Portfolio is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Cash Management Portfolio will be able to maintain a stable net asset value of $1.00 per share. The High Income Bond Portfolio invests primarily in high yield, higher-risk securities and therefore may not be suitable for all investors.

SHARES OF THE PORTFOLIOS ARE AVAILABLE AND ARE BEING MARKETED EXCLUSIVELY AS A POOLED FUNDING VEHICLE FOR LIFE INSURANCE COMPANIES WRITING VARIABLE LIFE INSURANCE POLICIES AND VARIABLE ANNUITY CONTRACTS.

                                     SUMMARY

The Trust

      The Trust is an open-end series management investment company which is currently offering shares of nine Portfolios, each of which has distinct investment objectives and policies. See Investment Objectives and Policies of the Portfolios. Additional Portfolios may be added to the Trust in the future. This Prospectus will be supplemented to reflect the addition of new Portfolios. The investment objectives and policies of each Portfolio may, unless otherwise specifically stated, be changed by the Board of Trustees of the Trust without a vote of the shareholders.

Investment Adviser and Sub-Advisers

      Subject to the authority of the Board of Trustees of the Trust, First Variable Advisory Services Corp. ("Adviser") serves as the Trust's investment adviser and has responsibility for the overall management of the investment strategies and policies of the Portfolios. Adviser has engaged Sub-Advisers for each Portfolio to make investment decisions and place orders. The Sub-Advisers for the Portfolios are:

       Portfolio                             Sub-Adviser
       ---------                             -----------
Cash Management Portfolio           Federated Investment Counseling
Growth Portfolio                    Value Line, Inc.
Growth & Income Portfolio           Warburg, Pincus Counsellors, Inc.
High Income Bond Portfolio          Federated Investment Counseling
Matrix Equity Portfolio             State  Street  Global  Advisors,  a division
                                    of State Street Bank and Trust Company
Multiple Strategies Portfolio       Value Line, Inc.
Small Cap Growth Portfolio          Pilgrim Baxter & Associates, Ltd.
U.S. Government Bond Portfolio      Strong Capital Management, Inc.
World Equity Portfolio              Keystone Investment Management Co.

      Prior to April 1, 1994, INVESCO Capital Management, Inc. had acted as investment adviser to the Portfolios of the Trust.

      For additional information concerning the Adviser and the Sub-Advisers, including a description of advisory and sub-advisory fees, see Management of the Trust.

The Portfolios

      Cash Management Portfolio. The Cash Management Portfolio seeks to preserve shareholder capital, to maintain liquidity, and to achieve maximum income consistent with the foregoing objectives by investing exclusively in a diversified portfolio of short-term money market securities. Although the Portfolio seeks to maintain a net asset value of $1.00 per share for purposes of purchases and redemptions, there can be no assurance that the net asset value will not vary.

      Growth Portfolio. The Growth Portfolio seeks capital growth by investing primarily in a diversified portfolio of common stocks and securities convertible into or exchangeable for common stocks, including convertible preferred stock, convertible debentures, warrants, and options. As a secondary objective, the Growth Portfolio may seek current income when consistent with its primary investment objective.

      Growth & Income Portfolio. The Growth & Income Portfolio's investment objectives are to provide growth of capital and income. The Portfolio seeks to achieve its objectives by investing in equity securities, fixed income securities and money market instruments. The portion of the Portfolio invested at any given time in each of these asset classes will vary depending on market conditions, and there may be extended periods when the Portfolio is primarily invested in one of them. In addition, the amount of income derived from the Portfolio will fluctuate depending on the composition of the Portfolio's holdings and will tend to be lower when a higher portion of the Portfolio is invested in equity securities. The Portfolio may also purchase without limitation dollar-denominated American Depository Receipts ("ADRs"). ADRs are issued by domestic banks and evidence ownership of underlying foreign securities.

      High Income Bond Portfolio. The High Income Bond Portfolio seeks to obtain as high a level of current income as is believed to be consistent with prudent investment management. As a secondary objective, the High Income Bond Portfolio seeks capital appreciation when consistent with its primary objective. The Portfolio seeks to achieve its investment objectives by investing primarily in fixed-income securities rated lower than A. Many of the high yield securities in which the Portfolio may invest are commonly referred to as "junk bonds". For special risks involved with investing in such securities (including, among others, risks of default and illiquidity) see Investment Objectives and Policies of the Portfolios-High Income Bond Portfolio.


      Matrix Equity Portfolio. The investment objective of the Matrix Equity Portfolio is capital appreciation and current income. The Portfolio will seek to achieve its investment objective by investing in a diversified portfolio that is selected by the Sub-Adviser on the basis of its proprietary analytical model. Sector weights are normally maintained at a similar level to that of the S&P 500 Index. The Portfolio will invest at least 65% of its total assets in equity securities. (Prior to May 1, 1997, the Matrix Equity Portfolio was known as the "Tilt Utility Portfolio" and had different policies, but maintained the same investment objective).

      Multiple Strategies Portfolio. The Multiple Strategies Portfolio seeks to achieve as high a level of total return over an extended period of time as the Adviser and Sub-Adviser consider consistent with prudent investment risk. Total return consists of current income including dividends, interest, and discount accruals, plus capital appreciation, less capital depreciation. The Multiple Strategies Portfolio will invest in equity securities, bonds, and money market instruments in varying proportions, depending upon the Sub-Adviser's assessment of prevailing economic conditions and conditions in the financial markets.

      Small Cap Growth Portfolio. The Small Cap Growth Portfolio seeks capital appreciation. The Portfolio will invest, under normal conditions, at least 65% of its total assets in securities of companies with small capitalizations (market capitalizations or annual revenues under $1 billion at the time of purchase).

      U.S. Government Bond Portfolio. The U.S. Government Bond Portfolio seeks current income and preservation of capital through investment primarily in securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies, authorities, or instrumentalities.

      World Equity Portfolio. The World Equity Portfolio seeks maximum long-term total return by investing primarily in Growths, and securities convertible into Growths, traded in securities markets located around the world, including the United States. Total return consists of current income, including dividends, interest, and discount accruals, plus capital appreciation less capital depreciation, and includes return from changes in the value of the U.S. dollar compared to the value of the foreign currency in which a security is denominated, as well as return from the security itself.

      All of the Portfolios may invest in types of securities or use investment techniques that may involve certain special considerations and risks, as described below under Investment Objectives and Policies of the Portfolios and Policies and Techniques Applicable to All Portfolios. In particular, the High Income Bond Portfolio may invest in securities which are considered to be of poor standing and are predominantly speculative. Such securities may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, higher rated fixed-income securities.

      Investments by the World Equity Portfolio and certain of the other Portfolios in foreign securities may be affected by adverse political, diplomatic, and economic developments, changes in foreign currency exchange rates, taxes or other assessments imposed on distributions with respect to those investments, and other factors affecting foreign investments generally.

      The Small Cap Growth Portfolio, the World Equity Portfolio, and certain of the other Portfolios may invest in stocks and convertible securities that are traded in the over-the-counter market, which may not be as liquid as exchange-listed stocks. In addition, the Small Cap Growth Portfolio, the World Equity Portfolio, and certain of the other Portfolios may invest in securities of small capitalization companies and, therefore, may experience greater price volatility than investment companies that invest in more established, larger capitalized companies.

      Additional risks may include risks relating to the creditworthiness of the parties with whom the Trust enters into certain transactions and the risk that use of the Trust's investment policies and techniques in certain cases may not be successful. Use by a Portfolio of the options and futures strategies and the foreign currency exchange transactions described in this Prospectus and the Statement of Additional Information involves risks relating to the liquidity of the options, futures, and currency markets, and to market risks generally.

Sales and Redemptions

      The Trust sells shares only to the separate accounts of certain life insurance companies as a funding vehicle for the variable annuity contracts and variable life insurance contracts offered by those companies. No fee is charged upon the sale or redemption of the Trust's shares. See Sales and Redemptions.

                                    THE TRUST

      The Trust is intended to be the funding vehicle for variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Trust currently does not foresee any disadvantages to the holders of VA contracts and VLI policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board of Trustees of the Trust intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. As of the date of this Prospectus, the Participating Insurance Companies are First Variable Life Insurance Company ("First Variable Life") and Monarch Life Insurance Company ("Monarch Life"). The Trust may make its shares available to additional Participating Insurance Companies from time to time. The VA contracts and the VLI policies are described in the separate prospectuses issued by the Participating Insurance Companies. The Trust assumes no responsibility for such prospectuses.

                          THE TRUST'S FINANCIAL HISTORY


      The following tables present financial highlights for the life of each of the Portfolios, except that the information relating to the Growth Portfolio is presented only for the Portfolio's ten most recent fiscal years. Ernst & Young LLP, whose report appears in the Statement of Additional Information, has audited the financial highlights for the Trust for the years ended December 31, 1996 and 1995.

      Further information about the performance of the Trust is contained in the Trust's December 31, 1996 Annual Report which may be obtained without charge by calling the Adviser at (800) 228-1035.

                         VARIABLE INVESTORS SERIES TRUST
                              FINANCIAL HIGHLIGHTS
                (for a share outstanding throughout each period)

                            CASH MANAGEMENT PORTFOLIO
                        Year or Period Ended December 31,


------------------------------------------------------------------------------------------------------------------------------------
                                      1996     1995   1994 (1)   1993     1992     1991     1990     1989     1988    1987 (6)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of      $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000    $1.000
Period
Income From Investment Operations:
Net Investment Income                 0.047    0.052    0.036    0.024    0.032    0.055    0.075    0.085    0.069     0.038
Net Realized and Unrealized
   Gain (Loss) on Investments         0.000    0.000    0.000    0.000    0.000    0.000    0.000    0.000    0.000     0.000
Total From Investment Operations      0.047    0.052    0.036    0.024    0.032    0.055    0.075    0.085    0.069     0.038
Less Distributions:
From Net Investment Income           (0.047)  (0.052)  (0.036)  (0.024)  (0.032)  (0.055)  (0.075)  (0.085)  (0.069)   (0.038)
From Net Realized Capital Gains      (0.000)  (0.000)  (0.000)  (0.000)  (0.000)  (0.000)  (0.000)  (0.000)  (0.000)   (0.000)
Total Distributions                  (0.047)  (0.052)  (0.036)  (0.024)  (0.032)  (0.055)  (0.075)  (0.085)  (0.069)   (0.038)
Net Asset Value at End of Period     $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000    $1.000
Total Return (2)(3)                    4.81%    5.43%    3.68%    2.46%    3.22%    5.64%    7.98%    9.06%    7.10%     3.80%
------------------------------------------------------------------------------------------------------------------------------------
Ratios & Supplemental Data
Net Assets at End of Period (000's)  $8,923   $10,096  $8,198   $9,081   $18,405  $21,594  $38,514  $8,904   $7,697    $4,601
Ratio of Net Operating Expenses
   to Average Net Assets (4)           0.75%    0.75%    0.75%    0.75%    0.75%    0.75%    0.75%    0.75%    0.76%     0.75%
Ratio of Operating Expenses to
   Average Net Assets before
   Expense Reductions (5)              0.75%    0.75%    --       --       --       --       --       --       --        --
Ratio of Net Investment Income
   to Average Net Assets               4.67%    5.30%    3.64%    2.46%    3.20%    5.59%    7.47%    8.52%    6.91%     6.36%



(1) On April 1, 1994, FVAS became investment adviser. Prior to that date, results were achieved by former investment advisers.
(2) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.
(3) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(4) Net Investment Income is after payment or reimbursement of certain expenses by affiliates in 1996 and 1995 and waiver of business management fee and payment or reimbursement of certain other expenses by affiliates in 1994, 1993, 1992, 1991, 1990, 1989, 1988 and 1987. (See Note C to the Trust's
financial statements.) Had affiliates not undertaken to waive their fees and/or pay or reimburse expenses related to the Portfolio, the Ratio of Operating Expenses to Average Net Assets would have been as follows: 1996 - 1.54%; 1995 - 1.72%; 1994 - 1.46%; 1993 - 1.46%; 1992 - 1.13%; 1991 - 0.85%: 1990 - 1.03%;
1989 - 1.07%; 1988 - 1.19%; 1987 - 1.17%.
(5) For fiscal years ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without expense reductions.
(6)   Commenced investment operations on May 27, 1987.

                              GROWTH PORTFOLIO (1)
                        Year or Period Ended December 31,

-----------------------------------------------------------------------------------------------------------------------------
                                         1996       1995      1994 (2)    1993       1992       1991       1990       1989
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period  $25.866    $20.056    $20.390    $20.454    $26.290    $21.250    $22.910    $17.923
Income From Investment Operations:
Net Investment Income (Loss)             (0.063)     0.007      0.173      0.468      0.254      0.571      0.595      1.172
Net Realized and Unrealized
   Gain (Loss) on Investments             6.736      7.419     (0.335)     1.401     (2.256)     6.727     (1.333)     5.038
Total From Investment Operations          6.673      7.426     (0.162)     1.869     (2.002)     7.298     (0.738)     6.210
Less Distributions:
From Net Investment Income               (0.000)    (0.173)    (0.086)    (0.436)    (0.254)    (0.571)    (0.596)    (1.223)
In Excess of Net Investment Income       (0.002)    (0.000)    (0.000)    (0.373)    (0.000)    (0.000)    (0.000)    (0.000)
From Net Realized Capital Gains          (1.914)    (1.443)    (0.086)    (1.124)    (3.580)    (1.687)    (0.326)    (0.000)
Total Distributions                      (1.916)    (1.616)    (0.172)    (1.933)    (3.834)    (2.258)    (0.922)    (1.223)
Net Asset Value at End of Period        $30.623    $25.866    $20.056    $20.390    $20.454    $26.290    $21.250    $22.910
Total Return (3 (4)                       25.74%     37.12%     (0.79)%     9.09%     (7.59)%    34.37%     (3.20)%    34.73%
-----------------------------------------------------------------------------------------------------------------------------
Ratios & Supplemental Data
Net Assets at End of Period (000's)     $54,565    $42,919    $30,815    $42,530    $52,538    $54,877    $39,902    $33,598
Ratio of Operating Expenses to
   Average Net Assets (5)                  1.17%      1.17%      1.20%      1.20%      1.16%      0.99%      0.95%      0.97%
Ratio of Operating Expenses to
   Average Net Assets before
   Expense Reductions (6)                  1.17%      1.17%      --         --         --         --         --         --
Ratio of Net Investment Income
   to Average Net Assets                  (0.23)%     0.01%      0.78%      1.74%      1.06%      2.12%      3.03%      5.69%
Portfolio Turnover Rate                   67.82%    166.87%    155.12%      6.05%    133.30%     69.04%     98.22%     91.29%
Average Commission per Share (8)        $  0.05       --         --         --         --         --         --         --
-----------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------
                                        1988 (7)   1987
------------------------------------------------------------
Net Asset Value at Beginning of Period  $15.657    $19.790
Income From Investment Operations:
Net Investment Income (Loss)              0.341      0.737
Net Realized and Unrealized
   Gain (Loss) on Investments             2.282     (0.127)
Total From Investment Operations          2.623      0.610
Less Distributions:
From Net Investment Income               (0.357)    (0.814)
In Excess of Net Investment Income       (0.000)    (0.000)
From Net Realized Capital Gains          (0.000)    (3.929)
Total Distributions                      (0.357)    (4.743)
Net Asset Value at End of Period        $17.923    $15.657
Total Return (3 (4)                       16.72%      2.85%
------------------------------------------------------------
Ratios & Supplemental Data
Net Assets at End of Period (000's)     $23,327    $22,432
Ratio of Operating Expenses to
   Average Net Assets (5)                  1.02%      0.99%
Ratio of Operating Expenses to
   Average Net Assets before
   Expense Reductions (6)                  --         --
Ratio of Net Investment Income
   to Average Net Assets                   1.86%      2.66%
Portfolio Turnover Rate                   95.01%    161.00%
Average Commission per Share (8)           --         --
------------------------------------------------------------
(1)   Prior to May 1, 1997, the Portfolio was known as the "Common Stock
      Portfolio."
(2) On April 1, 1994, FVAS became investment adviser. Prior to that date, results were achieved by former investment advisers.
(3) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.
(4) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(5) Net Investment Income is after payment or reimbursement of certain expenses by affiliates in 1996 and 1995 and waiver of business management fee and payment or reimbursement of certain other expenses by affiliates in 1994, 1993, 1992, 1991, 1990, 1989, 1988, 1987 and 1986. (See Note C to
      the Trust's financial statements.) Had affiliates not undertaken to waive their fees and/or pay or reimburse expenses related to the Portfolio, the Ratio of Operating Expenses to Average Net Assets would have been as follows: 1995 - 1.17%; 1994 - 1.33%; 1993 - 1.21%; 1992 - 1.16%; 1991 -
      1.00%: 1990 - 1.13%; 1989 - 1.18%; 1988 - 1.23%; 1987 - 1.10%.
(6) For fiscal years ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without expense reductions.
(7)   Commenced investment operations on June 16, 1988.
(8) For fiscal years beginning on or after September 1, 1995, the Portfolio is required to disclose its average commission rate per share for trades on which commissions are charged. This rate does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.

                           GROWTH & INCOME PORTFOLIO
                        Year or Period Ended December 31,


--------------------------------------------------------------------------------
                                                   1996              1995 (1)
--------------------------------------------------------------------------------
Net Asset Value at Beginning of Period           $11.171             $10.000
Income From Investment Operations:
Net Investment Income                              0.070               0.045
Net Realized and Unrealized Gain (Loss)
   on Investments                                  1.291               1.266
                                                 -------             -------
Total From Investment Operations                   1.361               1.311
                                                 -------             -------
Less Distributions:
From Net Investment Income                        (0.070)             (0.045)
In Excess of Net Investment Income                (0.001)             (0.000)
From Net Realized Capital Gains                   (0.040)             (0.095)
                                                 -------             -------
Total Distributions                               (0.111)             (0.140)
                                                 -------             -------
Net Asset Value at End of Period                 $12.421             $11.171
                                                 -------             -------
Total Return (2) (3)                               12.15%              13.09%(4)
--------------------------------------------------------------------------------
Ratios & Supplemental Data
Net Assets at End of Period (000's)              $10,300             $ 3,335
Ratio of Operating Expenses to
   Average Net Assets (5)                           1.25%               1.25%(6)
Ratio of Operating Expenses to
   Average Net Assets before
   Expense Reductions (7)                           1.26%               1.49%(6)
Ratio of Net Investment Income
   to Average Net Assets                            0.82%               1.17%(6)
Portfolio Turnover Rate                           131.85%              33.49%(4)
Average Commission per Share (8)                 $  0.06                --
--------------------------------------------------------------------------------
(1)   From commencement of operations May 31, 1995.
(2) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.
(3) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(4)   Not annualized.
(5) Net Investment Income is after payment or reimbursement of certain expenses by affiliates in 1996 and 1995. (See Note C to the Trust's financial statements.) Had affiliates not undertaken to waive their fees and/or pay or reimburse expenses related to the Portfolio, the Ratio of Operating Expenses to Average Net Assets would have been as follows: 1996
      - 2.63%; 1995 - 7.27%.
(6)   Annualized.
(7) For fiscal years ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without expense reductions.
(8) For fiscal years beginning on or after September 1, 1995, the Portfolio is required to disclose its average commission rate per share for trades on which commissions are charged. This rate does not reflect mark- ups, mark-downs or spreads on shares traded on a principal basis.

                         HIGH INCOME BOND PORTFOLIO (1)
                        Year or Period Ended December 31,


-------------------------------------------------------------------------------------------------------------
                                          1996      1995    1994 (1)    1993      1992      1991      1990
-------------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period   $8.589    $7.914    $9.704    $9.492    $9.187    $7.911    $9.179
Income From Investment Operations:
Net Investment Income                     0.596     0.779     1.018     0.848     0.972     0.878     0.959
Net Realized and Unrealized
   Gain (Loss) on Investments             0.624     0.717    (1.711)    0.567     0.481     1.258    (1.253)
Total From Investment Operations          1.220     1.496    (0.693)    1.415     1.453     2.136    (0.294)
Less Distributions:
From Net Investment Income               (0.596)   (0.779)   (1.005)   (0.849)   (0.975)   (0.860)   (0.974)
In Excess of Net Investment Income       (0.040)   (0.042)   (0.006)   (0.000)   (0.000)   (0.000)   (0.000)
From Net Realized Capital Gains          (0.000)   (0.000)   (0.075)   (0.354)   (0.173)   (0.000)   (0.000)
In Excess of Net Realized Capital Gains  (0.000)   (0.000)   (0.011)   (0.000)   (0.000)   (0.000)   (0.000)
Total Distributions                      (0.636)   (0.821)   (1.097)   (1.203)   (1.148)   (0.860)   (0.974)
Net Asset Value at End of Period         $9.173    $8.589    $7.914    $9.704    $9.492    $9.187    $7.911
Total Return (2) (3)                      14.20%    18.98%    (7.08)%   14.91%    15.77%    27.01%    (3.13)%
-------------------------------------------------------------------------------------------------------------
Ratios & Supplemental Data
Net Assets at End of Period (000's)      $12,835   $8,764    $7,771    $14,496   $12,448   $8,386    $4,396
Ratio of Operating Expenses to
   Average Net Assets (4)                  1.18%     1.20%     1.20%     1.20%     1.20%     1.13%     0.95%
Ratio of Operating Expenses to
   Average Net Assets before
   Expense Reductions (5)                  1.20%     1.21%     --        --        --        --        --
Ratio of Net Investment Income
   to Average Net Assets                   7.96%     8.62%     8.70%     8.04%     9.70%    10.54%    11.92%
Portfolio Turnover Rate                  105.48%    82.15%   200.19%    90.82%   166.27%    41.14%    47.87%
-------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------
                                          1989      1988     1987 (6)
---------------------------------------------------------------------
Net Asset Value at Beginning of Period   $9.674    $9.568    $10.119
Income From Investment Operations:
Net Investment Income                     1.414     1.042     0.530
Net Realized and Unrealized
   Gain (Loss) on Investments            (0.491)    0.106    (0.455)
Total From Investment Operations          0.923     1.148     0.075
Less Distributions:
From Net Investment Income               (1.418)   (1.042)   (0.602)
In Excess of Net Investment Income       (0.000)   (0.000)   (0.000)
From Net Realized Capital Gains          (0.000)   (0.000)   (0.024)
In Excess of Net Realized Capital Gains  (0.000)   (0.000)   (0.000)
Total Distributions                      (1.418)   (1.042)   (0.626)
Net Asset Value at End of Period         $9.179    $9.674    $9.568
Total Return (2) (3)                       9.47%    11.96%     0.74%
---------------------------------------------------------------------
Ratios & Supplemental Data
Net Assets at End of Period (000's)      $3,124    $2,912    $2,279
Ratio of Operating Expenses to
   Average Net Assets (4)                  1.01%     1.04%     1.03%
Ratio of Operating Expenses to
   Average Net Assets before
   Expense Reductions (5)                  --        --        --
Ratio of Net Investment Income
   to Average Net Assets                  11.14%    10.20%    10.50%
Portfolio Turnover Rate                   78.64%    29.91%    37.15%
---------------------------------------------------------------------
(1) On April 1, 1994, FVAS became investment adviser. Prior to that date, results were achieved by former investment advisers.
(2) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.
(3) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(4) Net Investment Income is after payment or reimbursement of certain expenses by affiliates in 1996 and 1995 and waiver of business management fee and payment or reimbursement of certain other expenses by affiliates in 1994, 1993, 1992, 1991, 1990, 1989, 1988 and 1987. (See Note C to the
      Trust's financial statements.) Had affiliates not undertaken to waive their fees and/or pay or reimburse expenses related to the Portfolio, the Ratio of Operating Expenses to Average Net Assets would have been as follows: 1996 - 1.99%; 1995 - 2.04%; 1994 - 2.03%; 1993 - 1.59%; 1992 -
      1.68%; 1991 - 2.15%: 1990 - 2.46%; 1989 - 1.49%; 1988 - 1.59%; 1987 -
      1.57%.
(5) For fiscal years ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without expense reductions.
(6)   Commenced investment operations on June 1, 1987.

                           MATRIX EQUITY PORTFOLIO (1)
                        Year or Period Ended December 31,


--------------------------------------------------------------------------------------------------------------------------------
                                          1996      1995    1994 (2)    1993      1992      1991      1990      1989    1988 (8)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period  $15.704   $12.372   $14.650   $13.891   $14.057   $12.183   $12.948   $10.66    $10.522
Income From Investment Operations:
Net Investment Income                    0.659     0.559     0.521     0.314     0.326     0.477     0.349     0.420     0.276
Net Realized and Unrealized Gain
   (Loss) on Investments                 0.063     3.560    (0.651)    2.171    (0.168)    3.140    (0.689)    2.424     0.201
Total From Investment Operations         0.722     4.119    (0.130)    2.485     0.158     3.617    (0.340)    2.844     0.477
Less Distributions:
From Net Investment Income              (0.654)   (0.494)   (0.521)   (0.296)   (0.324)   (0.475)   (0.352)   (0.492)   (0.248)
In Excess of Net Investment Income (3)  (0.000)   (0.000)   (0.000)   (0.170)   (0.000)   (0.000)   (0.000)   (0.000)   (0.000)
From Net Realized Capital Gains         (0.518)   (0.293)   (1.627)   (1.260)   (0.000)   (1.268)   (0.073)   (0.064)   (0.091)
Total Distributions                     (1.172)   (0.787)   (2.148)   (1.726)   (0.324)   (1.743)   (0.425)   (0.556)   (0.339)
Net Asset Value at End of Period        $15.254   $15.704   $12.372   $14.650   $13.891   $14.057   $12.183   $12.948   $10.660
Total Return (4) (5)                      4.62%    33.45%    (1.05)%   17.87%     1.12%    29.79%    (2.61)%   26.73%     4.53%
--------------------------------------------------------------------------------------------------------------------------------
Ratios & Supplemental Data
Net Assets at End of Period (000's)     $14,448   $16,018   $12,312   $15,251   $12,693   $11,156   $7,865    $1,410    $  675
Ratio of Operating Expenses to
   Average Net Assets (6)                 1.15%     1.15%     1.16%     1.20%     1.20%     1.12%     0.95%     1.12%     1.10%
Ratio of Operating Expenses to
   Average Net Assets before
   Expense Reductions (7)                 1.15%     1.17%     --        --        --        --        --        --        --
Ratio of Net Investment Income
   to Average Net Assets                  3.74%     3.89%     3.16%     1.85%     2.49%     3.54%     4.80%     4.37%     5.36%
Portfolio Turnover Rate                  19.41%    48.20%   193.40%   109.57%   308.39%   113.97%    47.58%    49.18%    24.58%
Average Commission per Share (9)        $ 0.03      --        --        --        --        --        --        --        --
--------------------------------------------------------------------------------------------------------------------------------



(1) Prior to May 1, 1997, the Portfolio was known as the "Tilt Utility Portfolio" and had different investment policies.
(2) On April 1, 1994, FVAS became investment adviser. Prior to that date, results were achieved by former investment advisers.
(3)   For 1996, amount was less than $0.001 per share.
(4) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.
(5) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(6) Net Investment Income is after payment or reimbursement of certain expenses by affiliates in 1996 and 1995 and waiver of business management fee and payment or reimbursement of certain other expenses by affiliates in 1994, 1993, 1992, 1991, 1990, 1989 and 1988. (See Note C to the Trust's
      financial statements.) Had affiliates not undertaken to waive their fees and/or pay or reimburse expenses related to the Portfolio, the Ratio of Operating Expenses to Average Net Assets would have been as follows: 1996
      - 1.48%; 1995 - 1.51%; 1994 -1.60%; 1993 - 1.59%; 1992 - 1.64%; 1991 -
      1.74%: 1990 - 2.78%; 1989 - 1.97%; 1988 - 6.10%.
(7) For fiscal years ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without expense reductions.
(8)   Commenced investment operations on June 16, 1988.
(9) For fiscal years beginning on or after September 1, 1995, the Portfolio is required to disclose its average commission rate per share for trades on which commissions are charged. This rate does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.

                          MULTIPLE STRATEGIES PORTFOLIO
                        Year or Period Ended December 31,


------------------------------------------------------------------------------------------------------------
                                           1996      1995    1994 (1)    1993      1992      1991      1990
------------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period   $12.043   $10.022   $12.182   $11.785   $12.515   $10.790   $10.888
Income From Investment Operations:
Net Investment Income                     0.143     0.137     0.236     0.424     0.499     0.536     0.506
Net Realized and Unrealized
   Gain (Loss) on Investments             2.069     3.086    (0.711)    0.835    (0.060)    1.989    (0.089)
Total From Investment Operations          2.212     3.223    (0.475)    1.259     0.439     2.525     0.417
Less Distributions:
From Net Investment Income               (0.144)   (0.136)   (0.235)   (0.424)   (0.506)   (0.526)   (0.515)
In Excess of Net Investment Income (2)   (0.000)   (0.000)   (0.008)   (0.000)   (0.000)   (0.000)   (0.000)
From Net Realized Capital Gains          (1.412)   (1.066)   (1.418)   (0.438)   (0.663)   (0.274)   (0.000)
In Excess of Net Realized Capital Gains  (0.000)   (0.000)   (0.024)   (0.000)   (0.000)   (0.000)   (0.000)
Total Distributions                      (1.556)   (1.202)   (1.685)   (0.862)   (1.169)   (0.800)   (0.515)
Net Asset Value at End of Period         $12.699   $12.043   $10.022   $12.182   $11.785   $12.515   $10.790
Total Return (3) (4)                      18.29%    32.24%    (3.91)%   10.52%     3.62%    23.43%     3.86%
------------------------------------------------------------------------------------------------------------
Ratios & Supplemental Data
Net Assets at End of Period (000's)      $31,884   $26,380   $21,150   $24,522   $26,012   $26,916   $20,994
Ratio of Operating Expenses to
   Average Net Assets (5)                  1.20%     1.20%     1.20%     1.20%     1.20%     1.11%     0.95%
Ratio of Operating Expenses to
   Average Net Assets before
   Expense Reductions (6)                  1.20%     1.20%     --        --        --        --        --
Ratio of Net Investment Income
   to Average Net Assets                   1.16%     1.14%     1.74%     3.20%     3.73%     4.49%     5.87%
Portfolio Turnover Rate                   92.21%   161.10%   153.64%    25.57%    52.11%    61.17%    66.25%
Average Commission per Share (8)         $ 0.05      --        --        --        --        --        --
------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------
                                          1989      1988     1987 (7)
---------------------------------------------------------------------
Net Asset Value at Beginning of Period   $9.481    $9.220    $10.042
Income From Investment Operations:
Net Investment Income                     0.643     0.475     0.192
Net Realized and Unrealized
   Gain (Loss) on Investments             1.421     0.259    (0.808)
Total From Investment Operations          2.064     0.734    (0.616)
Less Distributions:
From Net Investment Income               (0.657)   (0.473)   (0.206)
In Excess of Net Investment Income (2)   (0.000)   (0.000)   (0.000)
From Net Realized Capital Gains          (0.000)   (0.000)   (0.000)
In Excess of Net Realized Capital Gains  (0.000)   (0.000)   (0.000)
Total Distributions                      (0.657)   (0.473)   (0.206)
Net Asset Value at End of Period         $10.888   $9.481    $9.220
Total Return (3) (4)                      21.80%     7.97%    (6.13)%
---------------------------------------------------------------------
Ratios & Supplemental Data
Net Assets at End of Period (000's)      $12,475   $8,511    $9,840
Ratio of Operating Expenses to
   Average Net Assets (5)                  0.95%     0.98%     0.97%
Ratio of Operating Expenses to
   Average Net Assets before
   Expense Reductions (6)                  --        --        --
Ratio of Net Investment Income
   to Average Net Assets                   6.74%     4.41%     4.69%
Portfolio Turnover Rate                   93.19%    95.21%    43.73%
Average Commission per Share (8)           --        --        --
---------------------------------------------------------------------
(1) On April 1, 1994, FVAS became investment adviser. Prior to that date, results were achieved by former investment advisers.
(2)   For 1996, amount was less than $0.001 per share.
(3) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.
(4) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(5) Net Investment Income is after payment or reimbursement of certain expenses by affiliates in 1996 and 1995 and waiver of business management fee and payment or reimbursement of certain other expenses by affiliates in 1994, 1993, 1992, 1991, 1990, 1989, 1988 and 1987. (See Note C to the
      Trust's financial statements.) Had affiliates not undertaken to waive their fees and/or pay or reimburse expenses related to the Portfolio, the Ratio of Operating Expenses to Average Net Assets would have been as follows: 1996 - 1.32%; 1995 - 1.33%; 1994 - 1.48%; 1993 - 1.35%; 1992 -
      1.24%; 1991 - 1.22%: 1990 - 1.41%; 1989 - 1.03%; 1988 - 1.28%; 1987 -
      1.27%.
(6) For fiscal years ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without expense reductions.
(7)   Commenced investment operations on May 5, 1987.
(8) For fiscal years beginning on or after September 1, 1995, the Portfolio is required to disclose its average commission rate per share for trades on which commissions are charged. This rate does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.

                         SMALL CAP GROWTH PORTFOLIO (1)
                        Year or period ended December 31,


--------------------------------------------------------------------------------
                                                       1996         1995 (2)
--------------------------------------------------------------------------------
Net Asset Value at Beginning of Period               $12.638        $10.000
Income From Investment Operations:
Net Investment (Loss)                                 (0.091)        (0.042)
Net Realized and Unrealized Gain (Loss)
   on Investments                                      3.560          3.047
                                                     -------        -------
Total From Investment Operations                       3.469          3.005
                                                     -------        -------
Less Distributions:
From Net Investment Income                            (0.000)        (0.000)
From Net Realized Capital Gains                       (0.000)        (0.367)
                                                                    -------
In Excess of Net Realized Capital Gains               (0.057)        (0.000)
                                                     -------        -------
Total Distributions                                   (0.057)        (0.367)
                                                     -------        -------
Net Asset Value at End of Period                     $16.050        $12.638
                                                     -------        -------
Total Return (3)(4)                                    27.39%         30.08%(5)
--------------------------------------------------------------------------------
Ratios & Supplemental Data
Net Assets at End of Period (000's)                  $13,803        $ 3,813
Ratio of Operating Expenses to
   Average Net Assets (6)                               1.35%          1.35%(7)
Ratio of Operating Expenses to
   Average Net Assets before
   Expense Reductions (8)                               1.35%          1.38%(7)
Ratio of Net Investment Income (Loss)
   to Average Net Assets                               (0.90)%        (0.79%)(7)
Portfolio Turnover Rate                                72.66%         73.76%(5)
Average Commission per Share (9)                     $  0.05           --
--------------------------------------------------------------------------------
(1)   Prior to May 1, 1997, the Portfolio was known as the "Small Cap
      Portfolio."
(2)   From commencement of operations May 4, 1995.
(3) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.
(4) The performance of the Portfolios shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(5)   Not annualized.
(6) Net Investment Income is after payment or reimbursement of certain expenses by affiliates in 1996 and 1995. (See Note C to the Trust's financial statements.) Had affiliates not undertaken to waive their fees and/or pay or reimburse expenses related to the Portfolio, the Ratio of Operating Expenses to Average Net Assets would have been reduced as follows: 1996 - 2.38%; 1995 -9.00%.
(7)   Annualized.
(8) For fiscal years ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without expense reductions.
(9) For fiscal years beginning on or after September 1, 1995, the Portfolio is required to disclose its average commission rate per share for trades on which commissions are charged. This rate does not reflect mark- ups, mark-downs or spreads on shares traded on a principal basis.

                         U.S. GOVERNMENT BOND PORTFOLIO
                        Year or Period Ended December 31,


------------------------------------------------------------------------------------------------------------
                                           1996     1995     1994 (1)    1993      1992      1991      1990
------------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period   $10.510   $9.718    $10.923   $10.659   $11.372   $10.610   $10.474
Income From Investment Operations:
Net Investment Income                     0.629     0.765     0.690     0.674     0.886     0.628     0.623
Net Realized and Unrealized
   Gain (Loss) on Investments            (0.385)    1.191    (0.986)    0.328    (0.187)    0.929     0.174
Total From Investment Operations          0.244     1.956    (0.296)    1.002     0.699     1.557     0.797
Less Distributions:
From Net Investment Income               (0.610)   (0.765)   (0.690)   (0.673)   (0.887)   (0.614)   (0.636)
In Excess of Net Investment Income       (0.000)   (0.045)   (0.000)   (0.000)   (0.000)   (0.000)   (0.000)
From Net Realized Capital Gains          (0.206)   (0.354)   (0.105)   (0.062)   (0.525)   (0.181)   (0.025)
In Excess of Net Realized Capital Gains  (0.000)   (0.000)   (0.112)   (0.000)   (0.000)   (0.000)   (0.000)
Tax Return of Capital                    (0.000)   (0.000)   (0.002)   (0.003)   (0.000)   (0.000)   (0.000)
Total Distributions                      (0.816)   (1.164)   (0.909)   (0.738)   (1.412)   (0.795)   (0.661)
Net Asset Value at End of Period         $9.938    $10.510   $9.718    $10.923   $10.659   $11.372   $10.610
Total Return (2) (3)                       2.36%    20.18%    (2.72)%    9.38%     6.13%    14.70%     7.66%
------------------------------------------------------------------------------------------------------------
Ratios & Supplemental Data
Net Assets at End of Period (000's)      $10,734   $11,618   $14,444   $20,710   $24,280   $35,544   $18,922
Ratio of Operating Expenses to
   Average Net Assets (4)                  0.85%     0.85%     0.85%     0.85%     0.85%     0.85%     0.85%
Ratio of Operating Expenses to
   Average Net Assets before
   Expense Reductions (5)                  0.85%     0.85%     --        --        --        --        --
Ratio of Net Investment Income
   to Average Net Assets                   5.80%     6.18%     5.65%     5.20%     6.41%     7.15%     7.91%
Portfolio Turnover Rate                  244.96%   252.94%   289.71%    27.84%   133.86%   125.90%    70.39%
------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------
                                          1989      1988     1987 (6)
---------------------------------------------------------------------
Net Asset Value at Beginning of Period   $9.863    $9.859    $9.839
Income From Investment Operations:
Net Investment Income                     0.771     0.604     0.397
Net Realized and Unrealized
   Gain (Loss) on Investments             0.611     0.008     0.070
Total From Investment Operations          1.382     0.612     0.467
Less Distributions:
From Net Investment Income               (0.771)   (0.605)   (0.447)
In Excess of Net Investment Income       (0.000)   (0.000)   (0.000)
From Net Realized Capital Gains          (0.000)   (0.003)   (0.000)
In Excess of Net Realized Capital Gains  (0.000)   (0.000)   (0.000)
Tax Return of Capital                    (0.000)   (0.000)   (0.000)
Total Distributions                      (0.771)   (0.608)   (0.447)
Net Asset Value at End of Period         $10.474   $9.863    $9.859
Total Return (2) (3)                      13.99%     6.20%     4.75%
---------------------------------------------------------------------
Ratios & Supplemental Data
Net Assets at End of Period (000's)      $10,999   $6,996    $3,336
Ratio of Operating Expenses to
   Average Net Assets (4)                  0.87%     0.89%     0.85%
Ratio of Operating Expenses to
   Average Net Assets before
   Expense Reductions (5)                  --        --        --
Ratio of Net Investment Income
   to Average Net Assets                   8.24%     7.78%     7.94%
Portfolio Turnover Rate                  103.34%    62.12%    11.56%
---------------------------------------------------------------------
(1) On April 1, 1994, FVAS became investment adviser. Prior to that date, results were achieved by former investment advisers.
(2) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.
(3) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(4) Net Investment Income is after payment or reimbursement of certain expenses by affiliates in 1996 and 1995 and waiver of business management fee and payment or reimbursement of certain other expenses by affiliates in 1994, 1993, 1992, 1991, 1990, 1989, 1988 and 1987. (See Note C to the
      Trust's financial statements.) Had affiliates not undertaken to waive their fees and/or pay or reimburse expenses related to the Portfolio, the Ratio of Operating Expenses to Average Net Assets would have been as follows: 1996 - 1.66%; 1995 - 1.59%; 1994 - 1.45%; 1993 - 1.30%; 1992 -
      1.17%; 1991 - 1.04%: 1990 - 1.29%; 1989 - 1.17%; 1988 - 1.23%; 1987 -
      1.26%.
(5) For fiscal years ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without expense reductions.
(6)   Commenced investment operations on May 27, 1987.

                             WORLD EQUITY PORTFOLIO
                        Year or Period Ended December 31,


---------------------------------------------------------------------------------------------------------------------------------
                                           1996      1995    1994 (1)    1993      1992     1991       1990      1989    1988 (6)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period   $13.823   $11.752   $11.348   $10.177   $10.377   $9.734    $11.031   $10.044   $10.388
Income From Investment Operations:
Net Investment Income                     0.016     0.014     0.013     0.086     0.128     0.154     0.375     0.312    (0.421)
Net Realized and Unrealized
   Gain (Loss) on Investments             1.647     2.872     1.119     1.679    (0.319)    0.645    (1.533)    1.399     0.077
Total From Investment Operations          1.663     2.886     1.132     1.765    (0.191)    0.799    (1.158)    1.711    (0.344)
Less Distributions:
From Net Investment Income               (0.013)   (0.000)   (0.023)   (0.091)   (0.009)   (0.156)   (0.139)   (0.179)   (0.000)
In Excess of Net Investment Income       (0.051)   (0.000)   (0.000)   (0.007)   (0.000)   (0.000)   (0.000)   (0.000)   (0.000)
From Net Realized Capital Gains          (0.360)   (0.815)   (0.698)   (0.496)   (0.000)   (0.000)   (0.000)   (0.545)   (0.000)
In Excess of Net Realized Capital Gains  (0.000)   (0.000)   (0.007)   (0.000)   (0.000)   (0.000)   (0.000)   (0.000)   (0.000)
Total Distributions                      (0.424)   (0.815)   (0.728)   (0.594)   (0.009)   (0.156)   (0.139)   (0.724)   (0.000)
Net Asset Value at End of Period         $15.062   $13.823   $11.752   $11.348   $10.177   $10.377   $9.734    $11.031   $10.044
Total Return (2) (3)                      12.33%    24.32%    10.02%    17.32%    (1.83)%    8.22%   (10.51)%   17.06%    (3.31)%
---------------------------------------------------------------------------------------------------------------------------------
Ratios & Supplemental Data
Net Assets at End of Period (000's)      $24,534   $18,191   $11,500   $12,230   $9,280    $8,304    $7,255    $2,408    $1,259
Ratio of Operating Expenses to
   Average Net Assets (4)                  1.20%     1.20%     1.20%     1.20%     1.20%     1.11%     0.95%     1.28%    11.84%
Ratio of Operating Expenses to
   Average Net Assets before
   Expense Reductions (5)                  1.20%     1.20%     --        --        --        --        --        --        --
Ratio of Net Investment Income to
   Average Net Assets                      0.10%     0.12%     0.16%     0.92%     1.34%     1.40%     2.15%     1.38%    (8.84)%
Portfolio Turnover Rate                   61.14%    97.85%   110.12%    78.50%   103.43%    79.97%    62.06%    61.13%    27.14%
Average Commission per Share (7)         $ 0.02      --        --        --        --        --        --        --        --
---------------------------------------------------------------------------------------------------------------------------------



(1) On April 1, 1994, FVAS became investment adviser. Prior to that date, results were achieved by former investment advisers.
(2) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.
(3) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(4) Net Investment Income is after payment or reimbursement of certain expenses by affiliates in 1996 and 1995 and waiver of business management fee and payment or reimbursement of certain other expenses by affiliates in 1994, 1993, 1992, 1991, 1990, 1989 and 1988. (See Note C to the Trust's
      financial statements.) Had affiliates not undertaken to waive their fees and/or pay or reimburse expenses related to the Portfolio, the Ratio of Operating Expenses to Average Net Assets would have been as follows: 1996
      - 1.50%; 1995 - 1.67%; 1994 - 2.22%; 1993 - 1.79%; 1992 - 2.26%; 1991 -
      2.93%: 1990 - 4.25%; 1989 - 2.56%; 1988 - 11.84%.
(5) For fiscal years ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without expense reductions.
(6)   Commenced investment operations on June 10, 1988.
(7) For fiscal years beginning on or after September 1, 1995, the Portfolio is required to disclose its average commission rate per share for trades on which commissions are charged. This rate does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.

              INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS

Each Portfolio of the Trust has a different investment objective or objectives which it pursues through separate investment policies as described below. The differences in objectives and policies among the Portfolios can be expected to affect the return of each Portfolio and the degree of market and financial risk to which each Portfolio is subject. The investment objective(s) and policies of each Portfolio may, unless otherwise specifically stated, be changed by the Trustees of the Trust without a vote of the shareholders. Such changes may result in a Portfolio having an investment objective(s) which differs from that which an investor may have considered at the time of investment. There is no assurance that any Portfolio will achieve its objective(s). United States Treasury Regulations applicable to portfolios that serve as the funding vehicles for variable annuity and variable life insurance contracts generally require that such portfolios invest no more than 55% of the value of their assets in one investment, no more than 70% in two investments, no more than 80% in three investments, and no more than 90% in four investments. The Portfolios intend to comply with the requirements of these Regulations.

In order to comply with regulations which may be issued by the U.S. Treasury, the Trust may be required to limit the availability or change the investment policies of one or more Portfolios or to take steps to liquidate one or more Portfolios. The Trust will not change any fundamental investment policy of a Portfolio without a vote of shareholders of that Portfolio.

If the securities rating of a debt security held by a Portfolio declines below the minimum rating for securities in which the Portfolio may invest, the Portfolio will not be required to dispose of the security, but the Portfolio's Sub-Adviser will consider whether continued investment in the security is consistent with the Portfolio's investment objective.

Each of the Portfolios is subject to certain additional investment policies and may engage in additional investment techniques. See Policies and Techniques Applicable to All Portfolios for a description of those policies and techniques and the Portfolios to which they apply.

Cash Management Portfolio

The investment objectives of the Cash Management Portfolio are to preserve shareholder capital, to maintain liquidity, and to achieve maximum current income consistent with the foregoing objectives by investing exclusively in a diversified portfolio of short-term money market securities. Although the Portfolio seeks to maintain a net asset value of $1.00 per share for purposes of purchases and redemptions, there can be no assurance that the net asset value will not vary. The values of the securities held by the Portfolio will change in response to general changes in interest rates and can be expected to vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, that security, if sold, might be sold at a price less than its purchase price. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase price. In either instance, if the security were held to maturity, no such loss or gain would normally be realized as a result of these fluctuations. Redemptions of shares could require the sale of investments at a time when such a sale might not otherwise be desirable.

The Portfolio is a diversified portfolio investing in obligations denominated in U.S. dollars with remaining maturities of not greater than 397 calendar days, including: (i) commercial paper or loan participation agreements rated at least A-1 by Standard & Poor's Corporation ("Standard & Poors" or "S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") at the time of investment, or if not rated, as determined by the Portfolio's Sub-Adviser to be of comparable quality;
(ii) thrift institutions, U.S. commercial banks (including foreign branches of such banks), and U.S. and London branches of foreign banks, provided that such institutions (or, in the case of a branch, the parent institution) have total assets of $100 million or more as shown on their last published financial statements at the time of investment; (iii) short-term corporate obligations rated at least AA by Standard & Poor's or Aa by Moody's at the time of investment, or, if not rated, determined by the Portfolio's Sub-Adviser to be of comparable quality; (iv) short-term obligations issued or guaranteed as to principal and interest by the U.S. Government or the agencies or instrumentalities thereof; and (v) repurchase agreements and reverse repurchase agreements with respect to any of the foregoing and with respect to securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies, authorities, or instrumentalities ("U.S. Government Securities").

It is the present expectation that the obligations of commercial banks or savings and loan and trust institutions which the Trust may buy on behalf of the Portfolio will be certificates of deposit, time deposits, and bankers' acceptances, but the Portfolio reserves the right without a vote of its shareholders to invest in other marketable obligations (if they should become available in the future) of banks or savings and loan and trust institutions meeting the standards set forth above. The Portfolio will not invest in time deposits maturing in more than seven days.

The remaining maturity of each investment held by the Cash Management Portfolio must be 397 days or less, and the weighted average maturity of investments must be 90 days or less.

Other Instruments. Certain obligations purchased by the Cash Management Portfolio may be variable or floating rate instruments, may involve a demand feature, and may include variable amount master demand notes. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par value prior to maturity.

Growth Portfolio

The Growth Portfolio, previously known as the "Common Stock Portfolio," seeks capital growth by investing primarily in a diversified portfolio of common stocks and securities convertible into or exchangeable for common stocks, including convertible preferred stock, convertible debentures, warrants, and options. As a secondary objective, the Growth Portfolio may seek current income when consistent with its primary investment objective. Securities are selected on the basis of their issuers' long-term potential for expanding their earnings, profitability, and size and on the basis of potential increases in market recognition of their securities. The Portfolio attempts to achieve its primary objective by focusing on the long-range view of a company's prospects through analysis of its management, financial structure, product development, marketing ability, and other relevant factors. Types of securities held by the Portfolio will vary depending on the Sub-Adviser's analysis of those industries offering the best possibilities for long-term growth. In addition, the Sub-Adviser will consider general economic factors to determine whether under present business conditions a portfolio of common stocks with capital growth potential or a more conservative portfolio including preferred stocks and defensive common stocks would be more appropriate.

The Portfolio may invest up to 10% of its assets in equity securities of foreign issuers. For additional information relating to investments in securities traded in foreign securities markets, see Foreign Investments under Policies and Techniques Applicable to All Portfolios.

The investment emphasis of the Growth Portfolio is on equities, primarily common stocks and, to a lesser extent, securities convertible into common stocks, and rights to subscribe for common stocks. Under normal circumstances, the Growth Portfolio will maintain at least 80% of its net assets in equity securities except during defensive periods. The Growth Portfolio may, as a temporary defensive measure and to provide for redemptions, hold other types of securities including non-convertible preferred stocks and debt securities, government and money market securities including loan participation agreements, or cash.

Growth & Income Portfolio

The Growth & Income Portfolio's investment objectives are to provide growth of capital and income. The Growth & Income Portfolio seeks to achieve its growth objective by investing in equity securities. Equity securities include common stocks, securities which are convertible into common stocks and readily marketable securities, such as rights and warrants, which derive their value from common stock. Investments in common stocks in general are subject to market risks that may cause their prices to fluctuate over time. The Growth & Income Portfolio seeks to achieve its income objective by investing in various income producing securities including fixed income securities and money market instruments. Interest rates will affect the market value of certain fixed-income security investments made by the Growth & Income Portfolio. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. The portion of the Portfolio invested from time to time in equity securities, fixed income securities and money market securities will vary depending on market conditions and there may be extended periods when the Portfolio is primarily invested in one of them. In addition, the amount of income generated from the Portfolio will fluctuate depending, among other things, on the composition of the Portfolio's holdings and the level of interest and dividend income paid on those holdings. The Growth & Income Portfolio may also purchase without limitation dollar-denominated ADRs. ADRs are issued by domestic banks and evidence ownership of underlying foreign securities. The Portfolio may also invest in Global Depository Receipts ("GDRs"). (See Foreign Investments under Policies and Techniques Applicable to All Portfolios.)

The Growth & Income Portfolio may invest up to 10% of its total assets in securities of foreign issuers. (See Foreign Investments under Policies and Techniques Applicable to all Portfolios).

The Growth & Income Portfolio will not invest more than 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Portfolio's Sub-Adviser will monitor the liquidity of such restricted securities under the supervision of the Adviser and the Board of Trustees. See Investment Objectives and Policies of the Trust Illiquid Securities in the Statement of Additional Information.


The Growth & Income Portfolio may write covered call options, buy put options, buy call options and write put options, without limitation except as noted in this paragraph. Such options may relate to particular securities or currencies or to various indexes and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. The Growth & Income Portfolio may also invest in futures contracts (interest rate and securities index futures contracts, as applicable) and purchase and write (sell) related options that are traded on an exchange designated by the Commodity Futures Trading Commission (the "CFTC.") Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be "bona fide hedging" will not exceed 5% of the Growth & Income's net asset value, after taking into account unrealized profits and unrealized losses on any such futures contracts. Although the Growth & Income Portfolio is limited in the amount of assets that may be invested in futures transactions, there is no overall limit on the percentage of the Portfolio's assets that may be at risk with respect to futures activities. However, the Growth & Income Portfolio may not write put options or purchase or sell futures contracts or options on futures contracts to hedge more than its total assets unless immediately after any such transaction the aggregate amount of premiums paid for put options and the amount of margin deposits on its existing futures positions do not exceed 5% of its total assets.


The Growth & Income Portfolio will engage in unlisted over-the-counter options only with broker/dealers deemed creditworthy by the Sub-Adviser. Closing transactions in certain options are usually effected directly with the same broker/dealer that effected the original option transaction. The Portfolio bears the risk that the broker/dealer will fail to meet its obligations. There is no assurance that the Portfolio will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options. Over-the-counter options and assets used to cover written over-the-counter options are deemed to be illiquid and, therefore, together with other illiquid securities, cannot exceed the Portfolio's 15% limitation on illiquid securities described above.

For a further discussion of options and futures, including special risk factors relating thereto, see Policies and Techniques Applicable to all Portfolios in this Prospectus and Investment Objectives and Policies of the Trust in the Statement of Additional Information.

The Growth & Income Portfolio reserves the right, as a temporary defensive measure, to invest without limit in cash and eligible, U.S. dollar-denominated money market instruments, as well as securities subject to repurchase agreements. The Portfolio's Sub-Adviser will determine when market conditions warrant temporary defensive measures.

High Income Bond Portfolio

The primary investment objective of the High Income Bond Portfolio is to obtain as high a level of current income as is believed to be consistent with prudent investment management. As a secondary objective, the High Income Bond Portfolio seeks capital appreciation when consistent with its primary objective. The Portfolio is a diversified portfolio that seeks to achieve its investment objectives by investing primarily in fixed-income securities, including corporate bonds and notes, discount bonds, zero-coupon bonds, convertible securities, and preferred stocks and bonds issued with warrants. The High Income Bond Portfolio invests primarily in high yield, higher-risk securities and therefore may not be suitable for all investors. Many of the high yield securities in which the Portfolio may invest are commonly referred to as "junk bonds". There is no minimal acceptable rating for a security to be purchased or held in the Portfolio, and the Portfolio may, from time to time, purchase or hold securities rated in the lowest rating category or in unrated securities determined by the Portfolio's Sub-Adviser to be of comparable quality. Securities in the rating categories below Baa as determined by Moody's and BBB as determined by Standard & Poor's are considered to be distinctly or predominantly speculative. Consequently, although the securities in which the Portfolio will invest can be expected to provide higher yields, such securities may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, higher-rated fixed-income securities. Because investment in high yield securities entails relatively greater risk of loss of income or principal, an investment in the Portfolio will not likely constitute a complete investment program and may not be appropriate for all investors. For special risks involved with investing in such securities (including, among others, risks of default and illiquidity) see Special risks relating to high income bonds below. Additional information regarding various bond ratings is set forth in the Statement of Additional Information.

The High Income Bond Portfolio anticipates that under normal circumstances more than 80% of its assets will be invested in fixed-income securities, including convertible and non-convertible debt securities and, to a lesser extent, preferred stock. The remaining assets of the Portfolio may be held in cash or cash equivalents. Generally, not more than 10% of the Portfolio's total assets will be invested in equity securities, including common stocks, warrants, or rights.

The Sub-Adviser's selection and supervision of the High Income Bond Portfolio's investments in lower-rated fixed-income securities involves continuous analysis of individual issuers, general business conditions, and other factors which may be too time consuming or too costly for the average investor. The furnishing of these services does not, of course, guarantee successful results. The analysis of issuers may include, among other things, historic and current financial conditions, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing, and current and anticipated results of operations. Analysis of general business conditions and other factors may include anticipated changes in economic activity and interest rates, the availability of new investment opportunities, and the economic outlook for specific industries. The Sub-Adviser will not rely solely on the ratings assigned by the rating services, and the Portfolio may invest, without limit, in unrated securities if such securities offer, in the opinion of the Sub-Adviser, a relatively high yield without undue risk.

When changing economic conditions and other factors cause the yield difference between lower-rated and higher-rated securities to narrow, the High Income Bond Portfolio may purchase higher-rated securities if the Sub-Adviser believes that the risk of loss of income and principal may be substantially reduced with only a relatively small reduction in yield. In addition, under unusual market or economic conditions, the High Income Bond Portfolio may for temporary defensive purposes hold up to 100% of its assets in cash or cash equivalents or in other high quality investments which the Sub-Adviser believes are consistent with a defensive posture. The yields on such investments in the short term will generally be lower than the yields on lower-rated fixed-income securities.

Special risks relating to high income bonds. Investors should carefully consider their ability to assume the risks of owning shares of a portfolio which invests in lower-rated securities before making an investment in the Portfolio. The lower ratings of certain securities held by the Portfolio reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Portfolio more volatile and could limit the Portfolio's ability to sell its securities at prices approximating the values the Portfolio has placed on such securities. The rating assigned to a security by Moody's or Standard & Poor's does not reflect an assessment of the volatility of the security's market value or of the liquidity of an investment in the security.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of the Portfolio's assets. Conversely, during periods of rising interest rates, the value of the Portfolio's assets will generally decline. The values of such securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of Portfolio securities generally will not affect cash income derived from such securities, but will affect the Portfolio's net asset value.

The table below shows the percentages of the Portfolio's average monthly assets invested during 1996 in securities assigned to the various rating categories by Moody's and Standard & Poor's.

                                                Related Securities
                                                 as Percentage of
                    Rating                      Portfolio's Assets
                    ------                      ------------------


                    AAA/Aaa                           10.02%
                    BBB/Baa                            0.40%
                     BB/B                             16.49%
                       B                              67.04%
                    CCC/Caa                            2.04%
                   Not Rated                           4.01%


      Certain of the lower-rated securities in which the Portfolio invests are issued to raise funds in connection with the acquisition of a company, in so-called "leveraged buy-out" transactions. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.

The Portfolio may at times invest in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon bonds do not pay current interest, their value is subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently.

Certain securities held by the Portfolio may permit the issuer at its option to "call", or redeem, its securities. If an issuer were to redeem securities held by the Portfolio during a time of declining interest rates, the Portfolio may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Matrix Equity Portfolio

The investment objective of the Matrix Equity Portfolio is capital appreciation and current income. The Portfolio will seek to achieve its investment objective by investing in a diversified portfolio of equity securities that is selected by the Sub-Adviser on the basis of its proprietary analytical model. Each security will be ranked according to two separate and uncorrelated measures: value and the momentum of Wall Street sentiment. The value measure compares a company's assets, projected earnings growth and cash flow growth with its stock price within the context of its historical valuation. The measure of Wall Street sentiment examines changes in Wall Street analysts' earnings estimates and ranks stocks by the strength and consistency of those changes. These two measures are combined to create a single composite score of each stock's attractiveness. The scores are then plotted on a matrix according to their relative attractiveness. Sector weights are maintained at a similar level to the S&P 500 Index to avoid unintended exposure to factors such as the direction of the economy, interest rates, energy prices and inflation. There is no guarantee that the Portfolio will actually match the returns of the S&P 500 Index.

The Portfolio will invest at least 65% of its total assets in equity securities. However, the Portfolio may invest temporarily for defensive purposes, without limitation, in certain short-term fixed income securities. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. These securities include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations, commercial paper, bank certificates of deposit, bankers' acceptances and time deposits.

Strategic Transactions. The Portfolio may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial futures, fixed-income indices and other financial instruments and purchase and sell financial futures contracts. The Portfolio may also enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures. Collectively, all of the above are referred to as "Strategic Transactions." Strategic Transactions are transactions which may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Portfolio, to protect the Portfolio's unrealized gains in the value of its portfolio securities, to manage the effective interest rate exposure of the Portfolio, or to protect against changes in currency exchange rates. Any or all of these hedging techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Portfolio to utilize these Strategic Transactions successfully will depend on the ability of State Street Global Advisors to predict pertinent market movements, which cannot be assured. The Portfolio will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the view of State Street Global Advisors as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Portfolio, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Portfolio can realize on its investments or cause the Portfolio to hold a security it might otherwise sell. The use of currency transactions can result in the Portfolio incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Portfolio's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. For a further discussion of these transactions, see Policies and Techniques Applicable to All Portfolios.


Other Investment Policies. To the extent consistent with the Portfolio's investment objective and investment restrictions, the Portfolio may invest in the following investments and may use the following investment techniques: U.S. Government Securities, repurchase agreements (limited to 10% of the Portfolio's net assets) and reverse repurchase agreements, forward commitments, when-issued transactions (limited to 25% of the Portfolio's net assets), illiquid securities (limited to 15% of the Portfolio's net assets in securities that are not readily marketable and not more than 10% in securities of issuers which may not be sold to the public without registration under the Securities Act of 1933), variable amount master demand notes, lending Portfolio securities (limited to 33 1/3% of the Portfolio's assets), obligations of foreign issuers which are US dollar denominated, and ADRs (limited to 5% of the Portfolio's assets). For a further discussion of these investments and transactions, see Policies and Techniques Applicable to All Portfolios and Investment Objectives and Policies of the Trust in the Statement of Additional Information.


Prior to May 1, 1997, the Matrix Equity Portfolio was known as the "Tilt Utility Portfolio" and sought to achieve its investment objective by investing in a diversified portfolio of common stocks and income securities issued by companies engaged in the utilities industry.

Multiple Strategies Portfolio

The investment objective of the Multiple Strategies Portfolio is to achieve as high a level of total return over an extended period of time as the Adviser and Sub-Adviser consider consistent with prudent investment risk. Total return consists of current income, including dividends, interest, and discount accruals, plus capital appreciation less capital depreciation.

The Multiple Strategies Portfolio is a diversified portfolio investing in equity securities, bonds, and money market instruments in varying proportions, depending upon the Portfolio's Sub-Adviser's assessment of prevailing economic conditions and conditions in the financial markets. The Portfolio's Sub-Adviser will from time to time adjust the mix of investments among the three market sectors to attempt to capitalize on perceived variations in return potential produced by changing financial markets and economic conditions. Major changes in investment mix may occur over several years or during a single year depending upon market and economic conditions.

The Multiple Strategies Portfolio's investment policies for the stock, bond, and money market sectors are substantially identical to those which have been established for the Growth Portfolio, U.S. Government Bond Portfolio, and Cash Management Portfolio, except that, with respect to bonds, it may invest in bonds rated at least BBB by Standard & Poor's or Baa by Moody's or unrated bonds judged by the Portfolio's Sub- Adviser to be of comparable quality. Debt rated in the fourth highest rating category by an NRSRO is generally regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Such debt lacks outstanding investment characteristics and has speculative characteristics as well. (For a description of risks involved in investment in lower-rated securities, see High Income Bond Portfolio, above, and the Statement of Additional Information.) The specific securities held in the various sectors of the Multiple Strategies Portfolio will, nevertheless, likely differ from the securities owned by that Portfolio. The Multiple Strategies Portfolio may invest up to 25% of its assets in foreign securities and in securities traded in foreign securities markets, see Foreign Investments under Policies and Techniques Applicable to All Portfolios.

Small Cap Growth Portfolio

The Small Cap Growth Portfolio, formerly known as the "Small Cap Portfolio", seeks capital appreciation. The Portfolio will invest, under normal conditions, at least 65% of its total assets in securities of companies with small capitalizations (market capitalizations or annual revenues under $1 billion at time of purchase). The Portfolio will normally be as fully invested as practicable in common stocks, but also may invest up to 5% of its assets in warrants and rights to purchase common stocks. In the opinion of the Sub-Adviser, there may be times when the shareholders' interests are best served and the investment objective is more likely to be achieved by having varying amounts of the Portfolio's assets invested in convertible securities. The Sub-Adviser believes that the Portfolio generally will have at least 50% of its assets invested in common stocks and convertible securities traded in the over-the-counter market and that at certain times that percentage may be substantially higher. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying common stock. As a result, the Portfolio's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

The Portfolio will seek to achieve its objective by investing in companies believed by the Sub-Adviser to have an outlook for strong growth in earnings and the potential for significant capital appreciation. Securities will be sold when the Sub-Adviser believes that anticipated appreciation is no longer probable, alternative investments offer superior appreciation prospects, or the risk of a decline in market price is too great. Because of its policy with respect to the sales of investments, the Portfolio may from time to time realize short-term gains or losses. The Portfolio will likely have somewhat greater volatility than the stock market in general, as measured by the S&P 500 Index. Because the investment techniques employed by the Sub-Adviser are responsive to near-term earnings trends of the companies whose securities are owned by the Portfolio, trading activity can be expected to be fairly high.

The Portfolio may hold up to five percent of its assets (exclusive of convertible bonds) in investment grade corporate or government bonds (i.e., bonds rated in one of the top four rating categories by a nationally recognized statistical rating organization ("NRSRO") or deemed to be of comparable quality by the Portfolio's Sub-Adviser).

The Portfolio may invest up to 15% of its total assets in foreign issuers. The Portfolio may invest in ADRs and GDRs. Investing in securities of foreign issuers involves considerations not typically associated with investing in securities of companies organized and operated in the U.S. Foreign securities generally are denominated and pay dividends or interest in foreign currencies. The Small Cap Growth Portfolio may hold from time to time various foreign currencies pending their investment in foreign securities or their conversion into U.S. dollars. The value of the assets of the Small Cap Growth Portfolio as measured in U.S. dollars may therefore be affected favorably or unfavorably by changes in exchange rates. There may be less publicly available information concerning foreign issuers than is available with respect to U.S. issuers. Foreign securities may not be registered with the U.S. Securities and Exchange Commission, and generally, foreign companies are not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers. (See Foreign Investments under Policies and Techniques Applicable to all Portfolios).

The Portfolio may invest up to 10% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Portfolio's Sub-

Adviser will monitor the liquidity of such restricted securities under the supervision of the Adviser and the Board of Trustees. See Investment Objectives and Policies of the Trust-Illiquid Securities in the Statement of Additional Information.

The Small Cap Growth Portfolio may write covered call options, buy put options, buy call options and write put options, without limitation except as noted in this paragraph. Such options may relate to particular securities or to various indexes and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. The Small Cap Growth Portfolio may also invest in futures contracts and options on futures contracts (index futures contracts or interest rate futures contracts, as applicable) for hedging purposes so long as aggregate initial margins and premiums required do not exceed 5% of its net assets, after taking into account any unrealized profits and losses on any such contracts it has entered into. However, the Small Cap Growth Portfolio may not write put options or purchase or sell futures contracts or options on futures contracts to hedge more than its total assets unless immediately after any such transaction the aggregate amount of premiums paid for put options and the amount of margin deposits on its existing futures positions do not exceed 5% of its total assets.

The Small Cap Growth Portfolio will engage in unlisted over-the-counter options only with broker/dealers deemed creditworthy by the Sub-Adviser. Closing transactions in certain options are usually effected directly with the same broker/dealer that effected the original option transaction. The Portfolio bears the risk that the broker/dealer will fail to meet its obligations. There is no assurance that the Portfolio will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options. Over-the-counter options and assets used to cover written over-the-counter options are deemed to be illiquid and, therefore, together with other illiquid securities, cannot exceed the Portfolio's 10% limitation on illiquid securities described above.

For a further discussion of options and futures, including special risk factors relating thereto, see Policies and Techniques Applicable to all Portfolios in this Prospectus and Investment Objectives and Policies of the Trust in the Statement of Additional Information.

For temporary defensive purposes, when the Sub-Adviser determines that market conditions warrant, the Portfolio may invest up to 100% of its assets in cash and money market instruments (consisting of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; certificates of deposit, time deposits and bankers acceptances issued by banks or savings and loan associations having net assets of at least $500 million as stated on their most recently published financial statements; commercial paper rated in one of the two highest rating categories by at least one NRSRO; repurchase agreements evidencing such securities; and, to the extent permitted by applicable law, and the Portfolio's investment restrictions, shares of other investment companies investing solely in money market securities). To the extent the Portfolio is invested in temporary defensive instruments, it will not be pursuing its investment objective. See Policies and Techniques Applicable to All Portfolios and the Statement of Additional Information.


Common Stocks. Investments in common stocks in general are subject to market risks that may cause their prices to fluctuate over time. Therefore, an investment in the Small Cap Growth Portfolio may be more suitable for long-term investors who can bear the risk of these fluctuations. The Portfolio invests primarily in securities of issuers with small market capitalizations. While the Sub-Adviser intends to invest Portfolio assets in small capitalization companies that have strong balance sheets and that the Sub-Adviser's research indicates should exceed informed consensus of earnings expectations, any investment in small capitalization companies involves greater risk than that customarily associated with investments in larger, more established companies. This increased risk may be due to the greater business risks of small size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small companies are often traded in the over-the-counter market and may not be traded in volumes typical on a national securities exchange. Thus, the securities of smaller companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.


Over-the-Counter Market. The Small Cap Growth Portfolio invests primarily in over-the-counter stocks. In contrast to the securities exchanges, the over-the-counter market is not a centralized facility which limits trading activity to securities of companies which initially satisfy certain defined standards. Any security can be traded in the over-the-counter market as long as an individual or firm is willing to make a market in the security. Since there are no minimum requirements for a company's assets or earnings or the number of its shareholders in order for its stock to be traded over-the-counter, there is a great diversity in the size and profitability of companies whose stocks trade in this market, ranging from relatively small little-known companies to well-established corporations. Generally, the volume of trading in an unlisted Growth is less than the volume of trading in a listed stock. This means that the degree of market liquidity of some stocks in which the Small Cap Growth Portfolio invests may be relatively limited. When the Portfolio disposes of such a stock it may have to offer the shares at a discount from recent prices or sell the shares in small lots over an extended period of time.

Fixed Income Securities. Interest rates will affect the market value of certain fixed-income security investments made by the Small Cap Growth Portfolio. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. The Small Cap Growth Portfolio may invest in debt rated in the fourth highest rating category by an NRSRO. Changes by an NRSRO in the ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities will not affect cash income derived from these securities, but will affect the Portfolio's net asset value.

Debt rated in the fourth highest rating category by an NRSRO is generally regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Such debt lacks outstanding investment characteristics and has speculative characteristics as well.

U.S. Government Bond Portfolio


The investment objective of the U.S. Government Bond Portfolio is to seek current income and preservation of capital, through investment primarily in U.S. Government Securities. The Portfolio is a diversified portfolio. Under normal circumstances, at least 80% of the Portfolio's assets will be invested in U.S. Government Securities. The balance of the Portfolio's assets may be invested in other securities rated at least BBB by Standard & Poor's or Baa by Moody's or, if not rated, determined by the Portfolio's Sub-Adviser to be of comparable quality, and in cash and money market instruments. (The investment objective of this Portfolio was modified as of September 22, 1994.)


Certain U.S. Government Securities, such as U.S. Treasury bills, notes, and bonds, and mortgage participation certificates guaranteed by the Government National Mortgage Association ("Ginnie Mae") and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other U.S. Government Securities are supported by the discretionary authority of the U.S. Government to purchase the issuer's obligations (such as obligations of Federal Home Loan Banks); while still others are supported only by the credit of the agency, authority, or instrumentality itself (such as obligations of the Tennessee Valley Authority and the Bank For Cooperatives). Tax considerations limit the amount of the Portfolio's assets which may be invested in the obligations of a single issuer (including the U.S. Treasury) of U.S. Government Securities.

The securities purchased by the Portfolio generally will be intermediate-term bonds with remaining terms to maturity of five to ten years.

A significant portion of the securities held by the Portfolio may consist of mortgage-backed certificates and other securities representing ownership interests in mortgage pools, including collateralized mortgage obligations, some of which may be backed by agencies or instrumentalities of the U.S. Government. Interest and principal payments on the mortgages underlying mortgage-backed securities are passed through to the holder of the mortgage-backed security.

Prepayments of principal and interest on mortgages underlying mortgage-backed securities may shorten the effective maturity of certain of such obligations. High interest rate mortgages are more likely to be prepaid than lower rate mortgages. Consequently, the effective maturity of certain mortgage-backed securities which pass through payments on or are secured by high rate mortgages is likely to be shorter than that of obligations which pass through payments on or are secured by lower rate mortgages. The rate of occurrence of prepayment and of nonpayment on the underlying mortgages also is affected by other factors including social and demographic conditions.

Mortgage-backed securities currently offer yields higher than those available from other types of U.S. Government Securities, but because of their prepayment aspect are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. This is caused by the need to reinvest prepayments of principal generally and the possibility of significant unscheduled prepayments resulting from declines in mortgage interest rates. These prepayments would have to be reinvested at the lower rates. As a result, the Portfolio's mortgage-backed securities may have less potential for capital appreciation during periods of declining interest rates than other U.S. Government Securities of comparable maturities, although such obligations may have a comparable risk of decline in market value during periods of rising interest rates.

U.S. Government Securities and other high-quality bonds do not involve the credit risks associated with investments in lower quality fixed-income securities, although, as a result, the yields available from U.S. Government Securities and other high-quality bonds are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government Securities and other high-quality bonds change as interest rates fluctuate. Fluctuations in the value of the Portfolio's securities will not affect interest income on securities already held by the Portfolio, but will be reflected in the Portfolio's net asset value. Since the magnitude of these fluctuations will generally be greater at times when the Portfolio's average maturity is longer, under certain market conditions the Portfolio may invest in short-term investments yielding lower current income rather than investing in higher yielding intermediate-term securities.

As described above, the Portfolio may invest in fixed income (i.e., debt) securities rated Baa by Moody's or BBB by Standard & Poor's and comparable unrated securities. Debt rated in the fourth highest rating category by an NRSRO is generally regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Such debt lacks outstanding investment characteristics and has speculative characteristics as well. (For a description of risks involved in investment in lower-rated securities, see High Income Bond Portfolio, above, and the Statement of Additional Information.)

World Equity Portfolio

The investment objective of the World Equity Portfolio is to seek maximum long-term total return by investing primarily in common stocks, and securities convertible into common stocks, traded in securities markets located around the world, including the United States.

The World Equity Portfolio may at times invest up to 100% of its assets in securities principally traded in markets outside the United States. In unusual market circumstances where the Sub-Adviser believes that foreign investing may involve undue risks, 100% of the Portfolio's assets may be invested in the United States. The World Equity Portfolio is a diversified portfolio.

Under normal circumstances, the Portfolio will invest at least 65% of its total assets in common stocks, convertible securities, and warrants to purchase common stocks and convertible securities. The Portfolio may invest the remainder of its assets in securities of the U.S. Government or of any foreign government or any supranational entity, in debt securities of any issuer rated A or better at the time of purchase by Standard & Poor's or Moody's or of comparable quality as determined by the Sub-Adviser, and in cash and money market instruments. Examples of supranational entities include the International Bank for Reconstruction and Development (the "World Bank"), the European Steel and Coal Community, the Asian Development Bank, and the InterAmerican Development Bank.

At times the common stock portion of the Portfolio will be invested primarily in securities of issuers with small market capitalizations (market capitalizations or annual revenues under $1 billion at time of purchase). While the Sub-Adviser intends to invest Portfolio assets in small capitalization companies that have strong balance sheets and that the Sub-Adviser's research indicates should exceed informed consensus of earnings expectations, any investment in small capitalization companies involves greater risk than that customarily associated with investments in larger, more established companies. This increased risk may be due to the greater business risks of small size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small companies are often traded in the over-the-counter market and may not be traded in volumes typical on a national securities exchange. Thus, the securities of smaller companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies. Many of the small capitalization companies in which the Portfolio will invest are traded in the over-the-counter market. In contrast to the securities exchanges, the over-the-counter market is not a centralized facility which limits trading activity to securities of companies which initially satisfy certain defined standards. Any security can be traded in the over-the-counter market as long as an individual or firm is willing to make a market in the security. Since there are no minimum requirements for a company's assets or earnings or the number of its shareholders in order for its stock to be traded over-the-counter, there is a great diversity in the size and profitability of companies whose stocks trade in this market, ranging from relatively small little-known companies to well-established corporations. Generally, the volume of trading in an unlisted common stock is less than the volume of trading in a listed stock. This means that the degree of market liquidity of some stocks in which the Portfolio invests may be relatively limited. When the Portfolio disposes of such a stock it may have to offer the shares at a discount from recent prices or sell the shares in small lots over an extended period of time.


The Portfolio may also invest up to 20% of total assets in common stocks and related securities of issuers headquartered in emerging market countries. These are countries which typically have a Gross Domestic Product per capita below $8,000. The risks of investing in foreign markets are generally intensified for investments in developing markets. Additional risks of investing in such markets include (i) less social, political, and economic stability; (ii) the smaller size of the securities markets in such countries and the lower volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Portfolio's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interest; and (iv) less developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property.


Based on its analysis of the prevailing global economic and investment environment, the Sub-Adviser will seek to identify those countries and industrial sectors it expects to benefit in that environment. Within those countries and industrial sectors, the Sub-Adviser will seek to invest the Portfolio's assets in securities of companies likely to show earnings growth from improving profit margins, new products, and/or increased market shares and in securities of companies whose potential for growth is not fully reflected in the prices of the companies' stock. Under normal circumstances, the Portfolio will seek to have represented among its investments issuers located in at least five different countries (one of which may be the United States).

For additional information relating to investments in securities traded in foreign securities markets, see Foreign Investments under Policies and Techniques Applicable to All Portfolios.

The Portfolio may engage in a variety of foreign currency exchange transactions to protect against uncertainty in the levels of future currency exchange rates. These transactions may include the purchase and sale of foreign currencies and options on foreign currencies and the purchase and sale of currency forward contracts and currency futures contracts and related options. The Portfolio's use of such transactions may be limited by tax considerations. For a discussion of these transactions, see Policies and Techniques Applicable to All Portfolios, below.

              POLICIES AND TECHNIQUES APPLICABLE TO ALL PORTFOLIOS

Except as otherwise noted below, the following descriptions of additional investment policies and techniques are applicable to all of the Portfolios.

Investment Styles

While each Portfolio has its own investment objectives, policies and limitations, certain Portfolios are managed under a "growth" investment style, or a blend of "value" and "growth" investment styles.

Under a growth investment style, the portfolio manager seeks out stocks of companies that are projected to grow at above-average rates and may appear poised for a period of accelerated earnings. A growth style manager is willing to pay a higher share price in the hope that the stock's earnings momentum will carry the stock's price higher.

Under a value oriented investment style, the portfolio manager buys stocks that are selling for less than their perceived market value. This would include stocks that are currently under-researched or are temporarily out of favor. One of the most common ways to identify value stocks is a low price-to- earnings ratio. Other criteria include a high dividend yield, a strong financial position and balance sheet, a recent company restructuring with the potential to realize hidden values, strong management, and low price-to-book value (net value of the company's assets).

On the date of this prospectus, the Portfolios categorized by a "growth" style are: Growth Portfolio, Multiple Strategies Portfolio, and World Equity Portfolio. The Portfolios categorized by a blend of value and growth styles are:
Growth & Income Portfolio, Matrix Equity Portfolio and Small Cap Growth
Portfolio.

Foreign Investments

The Cash Management Portfolio, High Income Bond Portfolio, and U.S. Government Bond Portfolio may invest without limit, except as applicable to securities generally, in securities principally traded in foreign markets which meet the criteria applicable to the Portfolio's domestic investments, and in certificates of deposit issued by United States branches of foreign banks and foreign branches of United States banks (except that, under normal market conditions, at least 80% of the assets of the U.S. Government Bond Portfolio will be invested in U.S. Government Securities). Investment by the Growth Portfolio, the Growth & Income Portfolio, the Matrix Equity Portfolio, the Multiple Strategies Portfolio, and the Small Cap Growth Portfolio in foreign securities is subject to the limitations set forth above under Investment Objectives and Policies of the Portfolios. The World Equity Portfolio may invest without limitation in securities of foreign issuers. In the case of the Cash Management Portfolio, foreign debt securities must be United States dollar-denominated.


The Portfolios may invest in securities of foreign issuers directly or in the form ADRs. ADRs are securities, typically issued by a U.S. financial institution (a "depository"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. ADRs include American Depository Shares and New York Shares.


The Growth & Income Portfolio, Small Cap Growth Portfolio and World Equity Portfolio may also invest in GDRs. GDRs which are sometimes referred to as Continental Depository Receipts ("CDRs") are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depository, whereas an unsponsored facility may be established by a depository without participation by the issuer of the receipt's underlying security. Holders of an unsponsored depository receipt generally bear all the costs of the unsponsored facility. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

Investments in the securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments. Where a Portfolio invests in securities denominated or quoted in currencies other than the United States dollar, changes in foreign currency exchange rates may affect the value of investments in a Portfolio and the accrued income and unrealized appreciation or depreciation of investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of a Portfolio's assets denominated in that currency and a Portfolio's yield on such assets. With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investment in those countries. There may be less publicly available information about a foreign security than about a United States security, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States entities. In addition, certain foreign investments made by a Portfolio may be subject to foreign withholding taxes, which would reduce a Portfolio's total return on such investments and the amounts available for distribution by a Portfolio to its shareholders. Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Portfolio are not invested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause a Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Portfolio due to subsequent declines in value of the portfolio security or, if a Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities, including custodial costs and foreign brokerage commissions, are generally higher than with transactions in United States securities. In addition, a Portfolio will incur costs in connection with conversions between various currencies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States.

Each Portfolio may engage in foreign currency exchange transactions in connection with its foreign investments.

A more detailed explanation of foreign investments, and the risks associated with them, is included in the Statement of Additional Information.

Securities Loans, Repurchase Agreements and Forward Commitments

The Trust may lend portfolio securities of any Portfolio other than the Cash Management Portfolio to broker-dealers and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Portfolio if the other party should default on its obligation and the Portfolio is delayed or prevented from recovering the collateral. Each Portfolio may also purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date.

The Trust may, on behalf of each of the Portfolios, enter into reverse repurchase agreements, which involve the sale by the Portfolio of securities held by it with an agreement to repurchase the securities at an agreed upon price, date, and interest payment. The Portfolios will use the proceeds of the reverse repurchase agreements to purchase securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. A Portfolio will use reverse repurchase agreements when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the reverse repurchase transaction.

Foreign Currency Exchange Transactions

Each Portfolio which invests in foreign securities may engage in foreign currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. The Portfolios may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect against changes in the value of specific portfolio positions ("position hedging").

A Portfolio may engage in transaction hedging to protect against a change in foreign currency exchange rates between the date on which the Portfolio contracts to purchase or sell a security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. The Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in a foreign currency.

If conditions warrant, a Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts"), and may purchase and sell foreign currency futures contracts, as a hedge against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements. For transaction hedging purposes, these Portfolios may also purchase and sell call and put options on foreign currency futures contracts and on foreign currencies.

A Portfolio may engage in position hedging to protect against a decline in value relative to the U.S. dollar of the currencies in which their portfolio securities are denominated or quoted (or an increase in value of a currency in which securities the Portfolio expects to buy are denominated). For position hedging purposes, a Portfolio may purchase or sell foreign currency futures contracts and foreign currency forward contracts, and may purchase and sell put and call options on foreign currency futures contracts and on foreign currencies. In connection with position hedging, a Portfolio may also purchase or sell foreign currency on a spot basis. Hedging transactions involve costs and may result in losses. A Portfolio may also engage in foreign currency exchange transactions not involving the receipt or delivery of U.S. dollars.

The currencies of certain Eastern European countries are not widely traded, and the foreign currency exchange transactions described above may not be available with respect to those currencies.

Options

For hedging purposes only, each Portfolio other than the Cash Management Portfolio may write covered call options and covered put options on securities it owns or in which it may invest. In addition, for hedging purposes only, the Growth & Income Portfolio and the Small Cap Growth Portfolio may buy put options, buy call options and write put options. When a Portfolio writes a call option, it gives up the opportunity to profit from any increase in the price of a security above the exercise price of the option; when it writes a put option, a Portfolio takes the risk that it will be required to purchase a security from the option holder at a price above the current market price of the security. A Portfolio may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. A Portfolio may also from time to time buy and sell combinations of put and call options on the same underlying security. The Portfolios' use of these strategies may be limited by applicable law.

Futures Contracts

To hedge against the effects of adverse market changes, each Portfolio other than the Cash Management Portfolio may buy and sell futures contracts on debt securities and securities indexes. In addition, each Portfolio may, for hedging purposes, purchase and sell call and put options on such futures or on securities indices themselves, and engage in closing sale and purchase transactions with respect to such options.

When interest rates are rising or stock prices are falling, futures contracts and related options can offset a decline in the value of a Portfolio's securities. When rates are falling or stock prices are rising, futures contracts and related options can secure better rates or prices for the Portfolio than might later be available in the market when it makes anticipated purchases.

Initial margin deposits for futures contracts and premiums paid for outstanding options on futures contracts may not be more than 5% of any Portfolio's total assets. These transactions involve brokerage costs and require the Portfolio to segregate assets to cover its futures contracts and related options positions. The use of futures contracts may involve certain special risks. Futures transactions involve costs and may result in losses. For example, a Portfolio may lose the expected benefit of the transactions if interest rates or stock prices move in an unanticipated manner. Such unanticipated changes in interest rates or stock prices may also result in poorer overall performance by a Portfolio than if the Portfolio had not entered into any futures and options transactions. For more information, see Futures Contracts in the Statement of Additional Information.

Portfolio Turnover

It is expected that each Portfolio may have relatively high portfolio turnover, which would involve brokerage and transactions costs. Portfolio turnover generally involves some expense to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Portfolio turnover rates for each of the Portfolios are shown in the section The Trust's Financial History.

Borrowing

Each of the Portfolios may borrow money to the extent permitted by each Portfolio's Investment Restrictions contained in the SAI. For purposes of such restrictions, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financing (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

                             MANAGEMENT OF THE TRUST

Investment Adviser

Under an Investment Advisory Agreement dated September 22, 1994, First Variable Advisory Services Corp. ("Adviser") manages the business and affairs of the Portfolios and the Trust, subject to the control of the Board of Trustees of the Trust. Adviser has served as investment adviser to all Portfolios of the Trust since April 1, 1994. Adviser has had no previous experience in advising a mutual fund.

Prior to April 1, 1994, INVESCO Capital Management, Inc. ("INVESCO") had acted as investment adviser to all Portfolios of the Trust.

Adviser is a Massachusetts corporation which was incorporated on October 8, 1993 and which is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act"). Adviser is a wholly-owned subsidiary of First Variable Life, which is a wholly-owned subsidiary of Irish Life of North America, Inc., a Delaware corporation ("ILoNA"). ILoNA is a wholly-owned subsidiary of Irish Life plc ("Irish Life"). Irish Life was formed in 1939 through a consolidation of a number of Irish and British Life offices transacting business in Ireland. As of the end of 1996, the Irish Life consolidated group had in excess of $11 billion in assets.

Under the Investment Advisory Agreement, the Adviser is obligated to formulate a continuing program for the investment of the assets of each Portfolio of the Trust in a manner consistent with each Portfolio's investment objectives, policies and restrictions and to determine from time to time securities to be purchased, sold, retained or lent by the Trust and implement those decisions. The Investment Advisory Agreement also provides that Adviser shall manage the Trust's business and affairs and shall provide such services required for effective administration of the Trust as are not provided by employees or other agents engaged by the Trust. The Investment Advisory Agreement further provides that Adviser shall furnish the Trust with office space and necessary personnel, pay ordinary office expenses, pay all executive salaries of the Trust and furnish, without expense to the Trust, the services of such members of its organization as may be duly elected officers or Trustees of the Trust. The Investment Advisory Agreement provides that Adviser may retain sub-advisers, at Adviser's own cost and expense, for the purpose of making investment recommendations and research information available to the Trust.

As full compensation for its services under the Investment Advisory Agreement, the Trust pays Adviser a monthly fee at the annual rates shown in the table below based on the average daily net assets of each Portfolio.

       Portfolio         Advisory Fee (Annual Rate on average
       ---------         daily net assets of each Portfolio
                         ----------------------------------

Cash Management          .50 % of first $70 million
                         .45 % of average net assets over and above $70 million

Growth                   .70 % of average net assets

Growth & Income          .75 % of average net assets

High Income Bond         .70 % of first $40 million .65 % of
                         next $20 million .55% of next $15 million
                         .50 % of average net assets over and above $75 million

Matrix Equity            .65 % of first $100 million
                         .55 % of average net assets over and above $100 million

Multiple Strategies      .70 % of average net assets

Small Cap Growth         .85 % of average net assets


US Government Bond       .60 % of first $200 million
                         .50% of  average net assets over and above $200 million


World Equity             .70 % of first $200 million
                         .625 % of next $300 million
                         .50 % of average net assets over and above $500 million


The Adviser and First Variable Life have agreed that they will, if necessary, pay the expenses of each Portfolio of the Trust until April 1, 1998 to the extent that expenses of a Portfolio, other than Adviser's compensation, exceed the annual rate of 0.50% of a Portfolio's average net assets (0.25% in the case of the U.S. Government Bond Portfolio). Monarch Life, First Variable Life and

Adviser have entered into an Expense Sharing Agreement under the terms of which Monarch Life will reimburse First Variable Life for Monarch Life's share of the expense reimbursement, on a pro-rata basis based on the percentage of the total dollar value of the assets of each of the Portfolios of the Trust held by Monarch Life. Expenses are also reimbursed with respect to the Cash Management Portfolio.


First Variable Life and the Adviser have entered into an Investment Advisory Services Agreement, dated April 1, 1994, the purpose of which is to ensure that the Adviser, which is minimally capitalized, has adequate facilities and financing for the carrying on of its business. Under the terms of the Agreement, First Variable Life is obligated to provide the Adviser with adequate capitalization in order for the Adviser to meet any minimum capital requirements. First Variable Life is further obligated to reimburse the Adviser or assume payment for any obligation incurred by the Adviser and to provide the Adviser with facilities and personnel sufficient for the Adviser to perform its obligations under the Investment Advisory Agreement.


During fiscal 1996, total expenses, including investment advisory fees, of each of the Portfolios amounted to the following percentages of average net assets, reflecting an expense limitation in effect during the period: Cash Management Portfolio - .75%; Growth Portfolio (formerly, "Common Stock Portfolio") - 1.17%; Growth & Income Portfolio - 1.25%; High Income Bond Portfolio - 1.18%; Matrix Equity Portfolio (formerly, "Tilt Utility Portfolio") - 1.15%; Multiple Strategies Portfolio - 1.20%; Small Cap Growth Portfolio (formerly, "Small Cap Portfolio") - 1.35%; U.S. Government Bond Portfolio - .85%; and World Equity Portfolio - 1.20%. The expense limitation currently in effect is described above.


Sub-Advisers

In accordance with each Portfolio's investment objective and policies and under the supervision of Adviser and the Trust's Board of Trustees, each Portfolio's Sub-Adviser is responsible for the day to day investment management of the Portfolio, makes investment decisions for the Portfolio and places orders on behalf of the Portfolio to effect the investment decisions made. The following organizations act as Sub-Advisers to the Portfolios:

Federated Investment Counseling ("Federated"), Federated Investors Tower, Pittsburgh, PA 15222, is the Sub-Adviser for the Cash Management Portfolio and the High Income Bond Portfolio. Federated, organized as a Delaware business trust on April 11, 1989, is registered as an investment adviser under the Advisers Act. Federated acts as investment adviser to corporate clients, as well as sub-adviser to separate accounts of variable annuity and life insurance products. As of December 31, 1996, Federated had $110 billion in assets under management.

Federated is a wholly-owned subsidiary of FII Holdings, Inc., which is a wholly-owned subsidiary of Federated Investors, Inc., which in turn is a wholly-owned subsidiary of Federated Investors.

Ms. Deborah A. Cunningham is the portfolio manager for Federated for the Cash Management Portfolio. Ms. Cunningham joined Federated Investors in 1981, and has been a Vice President of other advisory affiliates of Federated since 1993. Ms. Cunningham served as an Assistant Vice President of other advisory affiliates of Federated from 1989 until 1992, and from 1986 until 1989 she acted as an investment analyst. Ms. Cunningham is a Chartered Financial Analyst and received her MSBA in Finance from Robert Morris College.

Mr. Mark E. Durbiano is the portfolio manager for Federated for the High Income Bond Portfolio. Mr. Durbiano joined Federated Investors in 1982 and has been a Senior Vice President of advisory affiliates of Federated since 1996. Mr. Durbiano served as Vice President of advisory affiliates of Federated from 1990 until 1996. Mr. Durbiano is a Chartered Financial Analyst and received his MBA in Finance from the University of Pittsburgh.

Under the terms of the Sub-Advisory Agreement, Adviser pays to Federated, as full compensation for services rendered under the Agreement with respect to the Cash Management Portfolio, an annual fee equal to:

o .25 of 1% on an annualized basis of the first $70 million of net assets under management; and .20 of 1% on an annualized basis of any net assets under management over and above $70 million and with respect to the High Income Bond Portfolio, an annual fee equal to:

o .45 of 1% on an annualized basis of the first $40 million of net assets under management; and .40 of 1% on an annualized basis of any net assets under management over and above $40 million but not exceeding $60 million; and .30 of 1% on an annualized basis of any net assets under management over and above $60 million but not exceeding $75 million; and .25 of 1% on an annualized basis of any net assets under management over and above $75 million.

Value Line, Inc. ("Value Line"), 220 East 42nd Street, New York, NY 10017-5891, is the Sub-Adviser for the Growth Portfolio and the Multiple Strategies Portfolio.


Value Line was organized in 1982 and is the successor to substantially all of the operations of Arnold Bernhard & Co., Inc. ("AB&Co."). Value Line was formed as part of a reorganization of AB&Co., a sole proprietorship formed in 1931 which became a New York corporation in 1946. AB&Co. currently owns approximately 81% of the outstanding shares of Value Line's Growth. Jean Bernhard Buttner, Chairman, Chief Executive Officer and President of Value Line, owns a majority of the voting stock of AB&Co. All of the non-voting stock is owned by or for the benefit of the Bernhard family and employees and former employees of AB&Co. or Value Line. Value Line currently acts as investment adviser to the other Value Line mutual funds and furnishes investment counseling services to private and institutional accounts with combined assets in excess of $ 5 billion.


The day to day portfolio management of the Growth Portfolio and the Multiple Strategies Portfolio is the responsibility of a committee composed of persons who are officers or employees of Value Line.

For the services provided by Value Line, pursuant to the terms of the Sub-Advisory Agreement, Adviser pays an annual gross sub-advisory fee equal to
 .45% of the average daily net assets of each of the Growth and Multiple Strategies Portfolios.


Strong Capital Management, Inc. ("Strong"), One Hundred Heritage Reserve, P.O. Box 2936, Milwaukee, WI 53201, is the Sub-Adviser for the U.S. Government Bond Portfolio.

Strong began conducting business in 1974. Since then, its principal business has been providing continuous investment supervision for individuals, and institutional accounts, such as pension funds and profit-sharing plans as well as mutual funds. As of February 1, 1997, Strong had over $24 billion under management. Mr. Richard S. Strong is the controlling shareholder of Strong. Strong also acts as investment adviser for each of the mutual funds comprising the Strong Family of Funds.

Mr. Bradley C. Tank is the portfolio manager for Strong for the U.S. Government Bond Portfolio. Before joining the Advisor in June, 1990, Mr. Tank spent eight years at Salomon Brothers, Inc., where he was a vice president and fixed income specialist. Mr. Tank received his B.A. in 1980 from the University of Wisconsin-Eau Claire and his M.B.A. in 1982 from the University of Wisconsin-Madison, where he also completed the Applied Securities Analysis Program. He has managed or co-managed the Strong Short-Term Bond and Government Securities Funds since he joined Strong. In addition, Mr. Tank chairs the Fixed Income Investment Committee.

Mr. John T. Bender also manages the U.S. Government Bond Portfolio for Strong. Mr. Bender began his career with Strong in 1987 and after receiving his bachelor's degree from Marquette University in 1988, he became an accountant in Strong's shareholder and accounting compliance department. He subsequently joined Strong's investment team as an equity trader, and later became a fixed income research analyst and trader. He is both a Chartered Financial Analyst and a Certified Public Accountant. He has co-managed Strong's Corporate Bond Fund since January 1996 and Strong's Government Securities Fund since March 1997.


For the services provided by Strong, pursuant to the terms of the Sub-Advisory Agreement, Adviser pays an annual fee to Strong as follows:

o an annual rate of .35 of 1% of the Portfolio's average daily net asset value of the first $200 million of the Portfolio's net assets under management; and

o an annual rate of .25 of 1% of the Portfolio's average daily net asset value of any assets of the Portfolio under management over and above $200 million.


State Street Bank and Trust Company ("State Street"), through its investment management division State Street Global Advisors, Two International Place, Boston, MA 02110, is the Sub-Adviser for the Matrix Equity Portfolio.

State Street Global Advisors provides the investment management for the Portfolio. State Street Global Advisors is the investment management division of State Street and had over $250 billion under management as of December 31, 1996.

State Street Global Advisors uses a team approach in managing the Portfolio. The team of managers responsible for the Portfolio includes: Richard B. Weed, Ben J. Salm, Leigh Sneddon and Timothy L. Cook.


For the services provided by State Street, Adviser pays State Street monthly a fee at the annual rate of .40% of the average daily net assets of the Portfolio on the first $100 million of net assets under management and .30% of the average daily net assets of the Portfolio on any net assets under management over and above $100 million.

Keystone Investment Management Company ("Keystone Investment"), 200 Berkeley Street, Boston, MA 02116-5034, is the Sub-Adviser for the World Equity Portfolio.

Keystone Investment was organized in 1932 as a Delaware corporation. First Union Keystone, Inc. ("Keystone") is the corporate parent of wholly-owned operating subsidiaries, which include Keystone Investments. Keystone is a wholly-owned subsidiary of FUNB-NC which, in turn, is owned by First Union Corporation ("First Union"). First Union is a publicly owned multibank holding company registered under the federal Bank Holding Company Act of 1956, as amended. First Union and its subsidiaries provide a broad range of financial services.

Mr. Gilman C. Gunn, III is the portfolio manager for Keystone Investment for the foreign equity component of the World Equity Portfolio. Ms. Margery C. Parker is the portfolio manager for Keystone Investment for the U.S. equity component of the World Equity Portfolio.

Prior to joining Keystone Investment, Mr. Gunn spent 7 years in London as head of Investment Research for Paribas Capital Markets. He spent two years in Kuwait as Advisor to the Kuwait International Investment Company and also one year in Thailand. Before going overseas, Mr. Gunn managed an $800 million bond portfolio for The Chubb Corporation in New York. Mr. Gunn received his M.B.A. from N.Y.U. and has been quoted extensively in The Wall Street Journal, Barrons, Business Week, Forbes and international publications.

Ms. Parker is a Vice President and Portfolio Manager of Keystone Investment. Prior to joining Keystone Investment in 1988, she was with the Bank of Boston, State Street Research and Mosley Capital Management. She is a member of the Boston Security Analysts Society and Secretary of the Boston Healthcare Analysts Group. Ms. Parker received her B.A. from Wellesley College and her M.B.A. from Babson College.

For the services provided by Keystone, Adviser pays Keystone monthly an annual fee as follows:

o .45 of 1% on an annualized basis of the first $200 million of net assets under management;

o .375 of 1% on an annualized basis of any net assets under management over and above $200 million but not exceeding $500 million; and

o .25 of 1% on an annualized basis of any net assets under management over and above $500 million.


Warburg, Pincus Counsellors, Inc. ("WPC"), 466 Lexington Avenue, New York, New York 10017-3147, is the Sub-Adviser for the Growth & Income Portfolio. WPC is a wholly-owned subsidiary of Warburg, Pincus Counsellors G.P. WPC, organized in 1970, is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. WPC currently manages approximately $16.9 billion in assets, of which approximately $10.3 billion are investment companies.


Brian Posner, a managing director of WPC, is responsible for the day-to-day management of the Growth & Income Portfolio's investments. Prior to joining WPC in January 1997, Mr. Posner was an employee of Fidelity Investments ("Fidelity") from 1987 until December, 1996. He was the vice president and portfolio manager of the Fidelity Equity-Income II Fund (1992-December 1996); the portfolio manager of the Fidelity Value Fund (1990-1992); assistant portfolio manager of the Fidelity Equity-Income

Fund (1989-1990); assistant portfolio manager of the Fidelity Capital Appreciation Fund (1989); portfolio manager of the Fidelity Select Property-Casualty Insurance Portfolio (1987-1990) and an equity analyst (1987). Prior to joining Fidelity, Mr. Posner was a research associate at John Nuveen and Co. and an analyst at Feldman Securities Corp. in Chicago.

For the services provided by WPC, Adviser pays WPC monthly an annual fee equal to .50% of the average daily net assets of the Portfolio.


Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter"), 1255 Drummers Lane, Wayne, Pennsylvania 19087, is the Sub-Adviser for the Small Cap Growth Portfolio. Pilgrim Baxter is a professional investment management firm and registered investment adviser that, along with its predecessor, Pilgrim Baxter & Associates, Ltd., has been in business since 1982. On April 28, 1995, Pilgrim Baxter became affiliated with United Asset Management, a public company which currently manages over $104 billion through 42 investment management affiliates. As of May 1, 1996 Pilgrim Baxter had discretionary management authority with respect to approximately $12 billion in assets. In addition to advising the Portfolio, Pilgrim Baxter provides advisory services to pension plans, corporations, 401(k) plans, profit sharing plans, individual investors, trusts and estates, and other investment companies.

Michael D. Jones, CFA is responsible for the day-to-day management and Gary L. Pilgrim, CFA is responsible for oversight management of the Small Cap Growth Portfolio's investments. Mr. Jones has been a portfolio manager with Pilgrim Baxter since February, 1995. From June, 1990 until February, 1995, Mr. Jones was a portfolio manager with The Bank of New York. Prior thereto, from July, 1985 to June, 1990, Mr. Jones was an investment analyst at Fifth Third Bank of Toledo. Mr. Pilgrim has been the Chief Investment Officer of Pilgrim Baxter since 1985 and its President since 1993.


For the services provided by Pilgrim Baxter, Adviser pays Pilgrim Baxter monthly an annual fee equal to .60% of the average daily net assets of the Portfolio.

                              SALES AND REDEMPTIONS

The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of each Portfolio based on, among other things, the amount of premium payments to be invested and surrender and transfer requests to be effected on that day pursuant to VA contracts and VLI policies. Orders received by the Trust are effected on days on which the New York Stock Exchange is open for trading, at the net asset value per share next determined after receipt of the order, except that, in the case of the Cash Management Portfolio, purchases will not be effected until the next determination of net asset value after federal funds have been made available to the Trust. For orders received before 4:00 p.m. New York time, such purchases and redemptions of shares of each Portfolio are effected at the respective net asset values per share determined as of 4:00 p.m. New York time on that day. See Net Asset Value, below and Determination of Net Asset Value in the Trust's Statement of Additional Information. Payment for redemptions will be made within seven days after receipt of a redemption request in good order. No fee is charged to the separate accounts of the Participating Insurance Companies when they redeem Portfolio shares. The Trust may suspend the sale of shares at any time and may refuse any order to purchase shares.

The Trust may suspend the right of redemption of shares of any Portfolio and may postpone payment for any period: (i) during which the New York Stock Exchange is closed other than for customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (ii) when the Securities and Exchange Commission determines that a state of emergency exists which makes the sale of portfolio securities or the determination of net asset value not reasonably practicable; (iii) as the Securities and Exchange Commission may by order permit for the protection of the security holders of the Trust; or (iv) at any time when the Trust may, under applicable laws and regulations, suspend payment on the redemption of its shares.

Should any conflict between VA contract and VLI policy holders arise which would require that a substantial amount of net assets be withdrawn from the Trust, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

                                 NET ASSET VALUE

Each Portfolio calculates the net asset value of a share by dividing the total value of its assets, less liabilities, by the number of shares outstanding. Shares are valued as of 4:00 p.m. on each day the New York Stock Exchange is open.

The Cash Management Portfolio values its portfolio investments at amortized cost according to Securities and Exchange Commission Rule 2a-7. The amortized cost of an instrument is determined by valuing it at cost originally and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

Because foreign securities are quoted in foreign currencies which will be translated into U.S. dollars at the New York cable transfer rates or at such other value rates as the Trustees may determine in computing net asset value, fluctuations in the value of such currencies in relation to the U.S. dollar will affect the net asset value of shares of a Portfolio investing in foreign securities even though there has not been any change in the values of such securities.

                             PERFORMANCE INFORMATION

Cash Management Portfolio: From time to time, the Cash Management Portfolio's annualized "yield" and "effective yield" may be presented in advertisements and sales literature. The Portfolio's "yield" represents an annualization of the increase in value of an account (excluding any capital changes) invested in the Portfolio for a specific seven-day period. The Portfolio's "effective yield" compounds such yield for a year and thus is greater than the Portfolio's yield.

Other Portfolios: Performance information for each of the other Portfolios may also be presented from time to time in advertisements and sales literature. A Portfolio's "yield" is calculated by dividing the Portfolio's annualized net investment income per share during a recent 30-day period by the Portfolio's net asset value per share on the last day of the period. A Portfolio's total return is quoted both for the life of the Portfolio and for the one-year period and, where applicable, the five-year period through the most recent calendar quarter and is determined by calculating the change in value of a hypothetical $1,000 investment in the Portfolio for each of those periods. (In the case of the Growth Portfolio, total return calculations are presented for the one-, five-, and ten-year periods through the most recent calendar quarter.) Total return calculations assume reinvestment of all Portfolio distributions from net investment income and net realized gains.

All performance information presented for the Portfolios is based on past performance and does not predict future performance. Any Portfolio performance information presented will also include or be accompanied by performance information for the insurance company separate accounts investing in the Trust which will take into account insurance-related charges and expenses under such insurance policies and contracts.

Advertisements concerning the Trust may from time to time compare the performance of one or more Portfolios to various indices. Advertisements may also contain the performance rankings assigned certain Portfolios or their advisers by various publications and statistical services, including, for example, SEI, Lipper Analytical Services Mutual Funds Survey, Lipper Variable Insurance Products Performance Analysis Service, Morningstar, Intersec Research Survey of Non-U.S. Equity Fund Returns, Frank Russell International Universe, Sylvia Porter Personal Finance, and Financial Services Week. Any such comparisons or rankings are based on past performance and the statistical computation performed by publications and services, and are not necessarily indications of future performance. Because the Portfolios are managed investment vehicles investing in a wide variety of securities, the securities owned by a Portfolio will not match those making up an index.

                    TAX STATUS, DIVIDENDS, AND DISTRIBUTIONS

Each Portfolio of the Trust intends to qualify and elect to be treated as a regulated investment company that is taxed under the rules of Subchapter M of the Internal Revenue Code. As such an electing regulated investment company, a Portfolio will not be subject to federal income tax on its net ordinary income and net realized capital gains to the extent such income and gains are distributed to the separate accounts of the Participating Insurance Companies which hold its shares. For further information concerning federal income tax consequences for the holders of the VA contracts and VLI policies and the insurance companies issuing such contracts and policies, investors should consult the prospectus used in connection with the issuance of their particular contracts or policies.

The Cash Management Portfolio will declare a dividend of its net ordinary income daily and distribute such dividend monthly. Distributions will be made shortly after the first business day of each month following declaration of the dividend. Each of the other Portfolios will declare and distribute dividends from net ordinary income at least annually and will distribute its net realized capital gains, if any, at least annually. Distributions of ordinary income and capital gains will be made in shares of such Portfolios unless an election is made on behalf of a separate account to receive distributions in cash. Participating Insurance Companies will be informed at least annually about the amount and character of distributions from the Trust for federal income tax purposes.

                             ADDITIONAL INFORMATION

The Trust was established as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated December 23, 1986 (the "Declaration of Trust"). Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with Trust property or the acts, obligations, or affairs of the Trust. The Declaration of Trust also provides for indemnification out of a Portfolio's property of any shareholder of that Portfolio held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations. A copy of the Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts.

The Trust has an unlimited authorized number of shares of beneficial interest. Shares of the Trust are entitled to one vote per share (with proportional voting for fractional shares) and are freely transferable, and, in liquidation of a Portfolio, shareholders of the Portfolio are entitled to receive pro rata the net assets of the Portfolio. Although no Portfolio is required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust. Shareholders have no preemptive rights. The Trust's transfer and dividend-paying agent and custodian is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. State Street Bank and Trust Company also provides certain administrative services to the Trust.


All of the shares of each of the Portfolios are currently owned by First Variable Life and Monarch Life. The shares owned by First Variable Life are allocated to First Variable Life Annuity Funds A, E, and M and to Separate Account VL. Monarch Life shares are allocated to Separate Accounts VA and VA-3. First Variable Life and Monarch Life have agreed to vote their shares in proportion to and in the manner instructed by variable contract owners. The only person known to First Variable Life or Monarch Life to own, of record or beneficially, more than 20% of the outstanding accumulation units of Annuity Funds A, E, M, Separate Account VL, or Separate Accounts VA or VA-3 is the State of Arkansas which owned, on March 31, 1997, a total of 308,680 accumulation units of Fund A, or 72% of the then outstanding accumulation units (which is representative of 12.3% of the outstanding shares of the Trust). The State's ownership of variable annuity contracts arises pursuant to non-qualified deferred compensation plans sponsored by the State for the benefit of plan participants. By virtue of the foregoing, both First Variable Life and the State of Arkansas may be deemed to be controlling persons of each of the Portfolios.

                                     PART B

                         VARIABLE INVESTORS SERIES TRUST

                                    FORM N-1A
                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 1, 19__

      This Statement of Additional Information contains information which may be of interest to investors but which is not included in the Prospectus of Variable Investors Series Trust (the "Trust"). This Statement is not a prospectus and is only authorized for distribution when accompanied or preceded by the Prospectus of the Trust dated May 1, 19__ This Statement should be read together with the Prospectus. Investors may obtain a free copy of the Prospectus by calling First Variable Advisory Services Corp., the Trust's investment adviser, at (800) 228-1035.

                                Table of Contents

Part I                                                                     Page

DEFINITIONS
INVESTMENT OBJECTIVES AND POLICIES OF THE TRUST
INVESTMENT RESTRICTIONS
MANAGEMENT OF THE TRUST
DETERMINATION OF NET ASSET VALUE
TAXES
DIVIDENDS AND DISTRIBUTIONS
PERFORMANCE INFORMATION
SHAREHOLDER COMMUNICATIONS
ORGANIZATION AND CAPITALIZATION
PORTFOLIO TURNOVER

CUSTODIAN
INDEPENDENT AUDITORS
LEGAL COUNSEL
SHAREHOLDER LIABILITY
FIXED-INCOME SECURITY RATINGS
FINANCIAL STATEMENTS

                         VARIABLE INVESTORS SERIES TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                                   DEFINITIONS

The "Trust"                          Variable Investors Series Trust.

"Adviser"                            First Variable Advisory Services Corp., the
                                     Trust's investment adviser.

                 INVESTMENT OBJECTIVES AND POLICIES OF THE TRUST

      The Trust currently offers shares of beneficial interest of nine series (the "Portfolios") with separate investment objectives and policies. The investment objectives and policies of each of the Portfolios of the Trust are described in the Prospectus. This Statement contains additional information concerning certain investment practices and investment restrictions of the Trust.

      Except as described below under "Investment Restrictions", the investment objectives and policies described in the Prospectus and in this Statement are not fundamental, and the Trustees may change the investment objectives and policies of a Portfolio without an affirmative vote of shareholders of the Portfolio.

      Except as otherwise noted below, the following descriptions of certain investment policies and techniques are applicable to all of the Portfolios.

Options

      For hedging purposes only, each Portfolio other than the Cash Management Portfolio may write covered call options and covered put options on securities it owns or in which it may invest. In addition, for hedging purposes only, the Growth & Income Portfolio and the Small Cap Growth Portfolio may buy put options, buy call options and write put options.

      Covered call options. Each Portfolio other than the Cash Management Portfolio may write covered call options on portfolio securities and indexes as a limited form of hedging against a decline in the price of securities owned by the Portfolio.

      A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is "covered" if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of portfolio securities.

      In return for the premium received when it writes a covered call option, the Portfolio gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Portfolio retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Portfolio realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Portfolio realizes a gain or loss equal to the difference between the Portfolio's cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

      A Portfolio may terminate a call option that it has written before it expires by entering into a closing purchase transaction. A Portfolio may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Trust.

      Covered put options. Each Portfolio other than the Cash Management Portfolio may write covered put options on securities and indexes as a limited form of hedging against an increase in the price of securities that the Portfolio plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is "covered" if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

      In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, the Portfolio also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

      A Portfolio may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

      Purchasing put and call options. Each Portfolio other than the Cash Management Portfolio may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Portfolio, as a holder of the option, may sell the underlying security or unit of the index at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Portfolio must pay. These costs will reduce any profit the Portfolio might have realized had it sold the underlying security instead of buying the put option.

      Each Portfolio other than the Cash Management Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Portfolio, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Portfolio might have realized had it bought the underlying security at the time it purchased the call option.

      Combined Option Positions. A Portfolio may purchase and write options in combination with each other to adjust the risk and return characteristics of the overall position. For example, a Portfolio may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

      Options on foreign securities. The Trust may, on behalf of each of the Portfolios other than the Cash Management Portfolio, purchase and sell options on foreign securities if in the opinion of the Sub-Adviser of the particular Portfolio the investment characteristics of such options, including the risks of investing in such options, are consistent with the Portfolio's investment objectives. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the U.S. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the U.S.

      Risks involved in the sale of options. Options transactions involve certain risks, including the risks that a Portfolio's Sub-Adviser will not forecast interest rate or market movements correctly, that a Portfolio may be unable at times to close out such positions, or that hedging transactions may not accomplish their purpose because of imperfect market correlations. The successful use of these strategies depends on the ability of a Portfolio's Sub-Adviser to forecast market and interest rate movements correctly.

      An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, a Portfolio may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when a Portfolio's Sub-Adviser believes it is inadvisable to do so.

      Higher than anticipated trading activity or order flow or other unforeseen events might cause the Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict the Trust's use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Trust and other clients of a Sub-Adviser may be considered such a group. These position limits may restrict the Trust's ability to purchase or sell options on particular securities.

      Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out unlisted options than listed options. Furthermore, unlisted options are not subject to the protection afforded purchasers of listed options by The Options Clearing Corporation.

      Government regulations, particularly the requirements for qualification as a "regulated investment company" under the Internal Revenue Code, may also restrict the Trust's use of options.

Futures Contracts

      In order to hedge against the effects of adverse market changes, the Trust may, on behalf of each Portfolio that may invest in debt securities, other than the Cash Management Portfolio, buy and sell futures contracts on debt securities of the type in which the Portfolio may invest and on indexes of debt securities. In addition, the Trust may, on behalf of each Portfolio that may invest in equity securities, purchase and sell stock index futures to hedge against changes in stock market prices. The Trust may also, for hedging purposes, purchase and write options on futures contracts of the type which such Portfolios are authorized to buy and sell and may engage in related closing transactions. All such futures and related options will, as may be required by applicable law, be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC").

      Futures on Debt Securities and Related Options. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities -- assuming a "long" position -- the Trust will legally obligate itself on behalf of the Portfolios to accept the future delivery of the underlying security and pay the agreed price. By selling futures on debt securities -- assuming a "short" position -- it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open futures positions on debt securities will be valued at the most recent settlement price, unless that price does not in the judgment of persons acting at the direction of the Trustees as to the valuation of the Trust's assets reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Trustees or such persons.

      Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures positions taken by the Trust on behalf of a Portfolio will usually be liquidated in this manner, the Trust may instead make or take delivery of the underlying securities whenever it appears economically advantageous to the Portfolio to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for such closing transactions and guarantees that the Trust's sale and purchase obligations under closed-out positions will be performed at the termination of the contract.

      Hedging by use of futures on debt securities seeks to establish more certainly than would otherwise be possible the effective rate of return on portfolio securities. A Portfolio may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Portfolio (or securities having characteristics similar to those held by the Portfolio) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Portfolio's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities may substantially be offset by appreciation in the value of the futures position.

      On other occasions, the Portfolio may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Trust expects to purchase for the Portfolio particular securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Portfolio of purchasing the securities may be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase.

      Successful use by the Trust of futures contracts on debt securities is subject to the ability of a Portfolio's Sub-Adviser to predict correctly movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if a Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the market prices of debt securities held by it and the prices of such securities increase instead, the Portfolio will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

      The Trust may purchase and write put and call options on certain debt futures contracts, as they become available. Such options are similar to options on securities except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. The Trust will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements, and, in addition, net option premiums received will be included as initial margin deposits. See "Margin Payments" below. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Trust because the maximum amount at risk is the premium paid for the options plus transactions costs. However, there may be circumstances when the purchase of call or put options on a futures contract would result in a loss to the Trust when the purchase or sale of the futures contracts would not, such as when there is no movement in the prices of debt securities. The writing of a put or call option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

      Index Futures Contracts and Options. Each Portfolio other than the Cash Management Portfolio may invest in debt index futures contracts and stock index futures contracts, and in related options. A debt index futures contract is a contract to buy or sell units of a specified debt index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the index. Debt index futures in which the Trust presently expects to invest are not now available, although the Trust expects such futures contracts to become available in the future. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.

      The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Portfolio enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Portfolio will gain $400 (100 units x gain of $4). If the Portfolio enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Portfolio will lose $200 (100 units x loss of $2).

      The Trust does not presently expect to invest in debt index futures contracts. Stock index futures contracts are currently traded with respect to the S&P 100 Index on the Chicago Mercantile Exchange, and with respect to other broad stock market indexes, such as the New York Stock Exchange Composite Stock Index, which is traded on the New York Futures Exchange, and the Value Line Composite Stock Index, which is traded on the Kansas City Board of Trade, as well as with respect to narrower "sub-indexes" such as the S&P 100 Energy

Stock Index and the New York Stock Exchange Utilities Stock Index. A Portfolio may purchase or sell futures contracts with respect to any stock indexes. Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

      In order to hedge a Portfolio's investments successfully using futures contracts and related options, the Trust must invest in futures contracts with respect to indexes or sub-indexes the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Portfolio's securities.

      Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

      As an alternative to purchasing and selling call and put options on index futures contracts, each of the Portfolios which may purchase and sell index futures contracts may purchase and sell call and put options on the underlying indexes themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash "exercise settlement amount". This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed "index multiplier".

      A Portfolio may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. A Portfolio may also allow such options to expire unexercised.

      Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to the Trust because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

      Margin Payments. When a Portfolio purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as "initial margin". The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Trust upon termination of the contract, assuming the Trust satisfies its contractual obligations.

      Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market". These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates. For example, when a Portfolio sells a futures contract and the price of the underlying debt security rises above the delivery price, the Portfolio's position declines in value. The Portfolio then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract. Conversely, if the price of the underlying security falls below the delivery price of the contract, the Portfolio's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract.

      When a Portfolio terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Portfolio, and the Portfolio realizes a loss or a gain. Such closing transactions involve additional commission costs.

Special Risks of Transactions in Futures Contracts and Related Options

      Liquidity risks. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Trust intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, the Trust would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

      In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although the Trust generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that the Trust would have to exercise the options in order to realize any profit.

      Hedging risks. There are several risks in connection with the use by a Portfolio of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or movements in the prices of the Trust's securities which are the subject of the hedge. A Portfolio's Sub-Adviser will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indexes the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and the Trust's portfolio securities sought to be hedged.

      Successful use of futures contracts and options by a Portfolio for hedging purposes is also subject to a Portfolio's Sub-Adviser's ability to predict correctly movements in the direction of the market. It is possible that, where a Portfolio has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Portfolio would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by a Portfolio's Sub-Adviser may still not result in a successful hedging transaction over a very short time period.

      Other Risks. Portfolios will incur brokerage fees in connection with their futures and options transactions. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Portfolio may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Portfolio than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Portfolio may be exposed to risk of loss.

Forward Commitments

      The Trust may, on behalf of each Portfolio, enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Portfolio holds, and maintains until the settlement date in a segregated account with its custodian, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or if the Portfolio enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Portfolio's other assets. Where such purchases are made through dealers, the Portfolio relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Portfolio of an advantageous yield or price.

      Although a Portfolio will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, a Portfolio may dispose of a commitment prior to settlement if a Portfolio's Sub-Adviser deems it appropriate to do so. A Portfolio may realize short-term profits or losses upon the sale of forward commitments.

Repurchase Agreements

      On behalf of each Portfolio, the Trust may enter into repurchase agreements. A repurchase agreement is a contract under which the Portfolio acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Portfolio to resell such security at a fixed time and price (representing the Portfolio's cost plus interest). It is the Trust's present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition established by the Trustees of the Trust and only with respect to obligations of the U.S. government or its agencies or instrumentalities or other high quality short term debt obligations. Repurchase agreements may also be viewed under the Investment Company Act of 1940, as amended ("1940 Act"), as loans made by the Trust which are collateralized by the securities subject to repurchase. The Sub-Advisers will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Trust could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Trust may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Trust is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Reverse Repurchase Agreements

      The Trust may, on behalf of each of the Portfolios, enter into reverse repurchase agreements, which involve the sale by the Portfolio of securities held by it with an agreement to repurchase the securities at an agreed upon price, date, and interest payment. The Portfolios will use the proceeds of the reverse repurchase agreements to purchase securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. A Portfolio will use reverse repurchase agreements when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the reverse repurchase transaction. Reverse repurchase agreements into which the Portfolios will enter require that the market value of the underlying security and other collateral equal or exceed the repurchase price (including interest accrued on the security), and require the Portfolios to provide additional collateral if the market value of such security falls below the repurchase price at any time during the term of the reverse repurchase agreement. The Trust's ability to enter into reverse repurchase agreements may be limited by tax considerations.

      Reverse repurchase agreements are considered to be borrowings under the 1940 Act, and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, a Portfolio will maintain in a segregated account with its custodian or a qualified sub-custodian, cash, U.S. Government securities or other liquid, high-grade debt securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement and will monitor the account to ensure that such value is maintained.

When-Issued Securities

      The Trust may, on behalf of each Portfolio, from time to time purchase securities on a "when-issued" basis. Debt securities are often issued on this basis. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by a Portfolio and no interest accrues to the Portfolio. To the extent that assets of a Portfolio are held in cash pending the settlement of a purchase of securities, that Portfolio would earn no income. While the Trust may sell its right to acquire when-issued securities prior to the settlement date, the Trust intends actually to acquire such securities unless a sale prior to settlement appears desirable for investment reasons. At the time a Portfolio makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Portfolio's net asset value. The market value of the when-issued securities may be more or less than the purchase price payable at the settlement date. Each Portfolio will establish a segregated account in which it will maintain cash and U.S. Government Securities or other high-grade debt obligations at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

Loans of Portfolio Securities

      The Trust may lend the portfolio securities of any Portfolio (other than the Cash Management Portfolio), provided: (1) the loan is secured continuously by collateral consisting of U.S. Government Securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Trust may at any time call the loan and regain the securities loaned; (3) the Trust will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities of any Portfolio loaned will not at any time exceed one-third of the total assets of the Portfolio. In addition, it is anticipated that the Portfolio may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. Before the Portfolio enters into a loan, a Portfolio's Sub-Adviser considers all relevant facts and circumstances including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Trust retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Trust if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Trust will not lend portfolio securities to borrowers affiliated with the Trust.

Foreign Securities

      The Cash Management Portfolio, High Income Bond Portfolio and U.S. Government Bond Portfolio may invest without limit, except as applicable to securities generally, in foreign securities which meet the criteria applicable to the Portfolio's domestic investments, and in certificates of deposit issued by United States branches of foreign banks and foreign branches of United States banks (except that, under normal market conditions, at least 80% of the assets of the U.S. Government Bond Portfolio will be invested in U.S. Government Securities). Investment by the Growth Portfolio, the Growth & Income Portfolio, the Matrix Equity Portfolio, the Multiple Strategies Portfolio, and the Small Cap Growth Portfolio in foreign securities is subject to the limitations set forth in the Trust's Prospectus under Investment Objectives and Policies of the Portfolios. In the case of the Cash Management Portfolio, foreign debt securities must be United States dollar-denominated.




      Investments in foreign securities may involve considerations different from investments in domestic securities due to limited publicly available information, non-uniform accounting standards, lower trading volume and possible consequent illiquidity, greater volatility in price, the possible imposition of withholding or confiscatory taxes, the possible adoption of foreign governmental restrictions affecting the payment of principal and interest, expropriation of assets, nationalization, or other adverse political or economic developments. Foreign companies may not be subject to auditing and financial reporting standards and requirements comparable to those which apply to U.S. companies. Foreign brokerage commissions and other fees are generally higher than in the United States. It may be more difficult to obtain and enforce a judgment against a foreign issuer.

      In addition, to the extent that any Portfolio's foreign investments are not United States dollar-denominated, the Portfolio may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations and may incur costs in connection with conversion between currencies.

      In determining whether to invest in securities of foreign issuers, the investment advisor of a Portfolio seeking current income will consider the likely impact of foreign taxes on the net yield available to the Portfolio and its shareholders. Income received by a Portfolio from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Portfolio's assets to be invested in various countries is not known, and tax laws and their interpretations may change from time to time and may change without advance notice. Any such taxes paid by a Portfolio will reduce its net income available for distribution to shareholders.

Foreign Currency Transactions

      The Trust may engage in currency exchange transactions, on behalf of its Portfolios which may invest in foreign securities, to protect against uncertainty in the level of future foreign currency exchange rates. The Trust may engage in both "transaction hedging" and "position hedging".

      When it engages in transaction hedging, the Trust enters into foreign currency transactions with respect to specific receivables or payables of a Portfolio generally arising in connection with the purchase or sale of its portfolio securities. The Trust will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the Trust will attempt to protect a Portfolio against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

      The Trust may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with transaction hedging. The Trust may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

      For transaction hedging purposes the Trust may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Trust the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Trust the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Trust the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Trust the right to purchase a currency at the exercise price until the expiration of the option. The Trust will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Portfolio's investment adviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

      When it engages in position hedging,the Trust enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by a Portfolio are denominated or are quoted in their principle trading markets or an increase in the value of currency for securities which a Portfolio expects to purchase. In connection with position hedging, the Trust may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Trust may also purchase or sell foreign currency on a spot basis.

      The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

      It is impossible to forecast with precision the market value of a Portfolio's portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Trust to purchase additional foreign currency on behalf of a Portfolio on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Trust is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of a Portfolio if the market value of such security or securities exceeds the amount of foreign currency the Trust is obligated to deliver on behalf of the Portfolio.

      To offset some of the costs to a Portfolio of hedging against fluctuations in currency exchange rates, the Trust may write covered call options on those currencies.

      Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

      A Portfolio may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, and by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

      Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

      Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

      At the maturity of a forward or futures contract, the Trust may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

      Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although the Trust intends to purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, the Trust would continue to be required to make daily cash payments of variation margin on its futures positions.

      Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when a Portfolio's Sub-Adviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

      The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

      There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

      Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Trust at one rate, while offering a lesser rate of exchange should the Trust desire to resell that currency to the dealer.

      Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Matrix Equity Portfolio may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

      The Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Sub-Adviser and the Portfolio believe such obligations do not constitute senior securities under the Investment Company Act of 1940, as amended, and, accordingly, will not treat them as being subject to its borrowing restrictions. The Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality by the Sub-Adviser. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

      With respect to swaps, the Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate with its custodian an amount of cash or liquid high-grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Portfolio's net obligation, if any.

Zero-Coupon Securities

      Zero-coupon securities in which a Portfolio may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of a Portfolio investing in zero-coupon securities may fluctuate over a greater range than shares of other Portfolios of the Trust and other mutual funds investing in securities making current distributions of interest and having similar maturities.

      Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the "corpus") of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

      In addition, the Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Portfolio will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

      When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

Lower Grade Securities

      The High Income Bond Portfolio may invest a substantial portion of its assets in medium or lower grade corporate debt securities or in unrated securities determined by the Portfolio's Sub-Adviser to be of comparable quality entailing certain risks. See "Special Risks Relating to High Income Bonds" in the Prospectus. Such lower grade securities are rated BB or B by S&P or Ba or B by Moody's and are commonly referred to as "junk bonds." Investment in such securities involves special risks, as described herein. Liquidity relates to the ability of the Portfolio to sell a security in a timely manner at a price which reflects the value of that security. As discussed below, the market for lower grade securities is considered generally to be less liquid than the market for investment grade securities. The relative illiquidity of some of the Portfolio's portfolio securities may adversely affect the ability of the Portfolio to dispose of such securities in a timely manner and at a price which reflects the value of such security in the Sub-Adviser's judgment. The market for less liquid securities tends to be more volatile than the market for more liquid securities and market values of relatively illiquid securities may be more susceptible to change as a result of adverse publicity and investor perceptions than are the market values of higher grade, more liquid securities.

      The Portfolio's net asset value will change with changes in the value of its portfolio securities. Because the Portfolio will invest in fixed income securities, the Portfolio's net asset value can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed income securities can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities can be expected to decline. Net asset value and market value may be volatile due to the Portfolio's investment in lower grade and less liquid securities. Volatility may be greater during periods of general economic uncertainty.

      The Portfolio's investments are valued pursuant to guidelines adopted and periodically reviewed by the Board of Trustees. To the extent that there is no established retail market for some of the securities in which the Portfolio may invest, there may be relatively inactive trading in such securities and the ability of the Sub-Adviser to accurately value such securities may be adversely affected. During periods of reduced market liquidity and in the absence of readily available market quotations for securities held in the Portfolio's portfolio, the responsibility of the Sub-Adviser to value the Portfolio's securities becomes more difficult and the Sub-Adviser's judgment may play a greater role in the valuation of the Portfolio's securities due to the reduced availability of reliable objective data. To the extent that the Portfolio invests in illiquid securities and securities which are restricted as to resale, the Portfolio may incur additional risks and costs.

      Lower grade securities generally involve greater credit risk than higher grade securities. A general economic downturn or a significant increase in interest rates could severely disrupt the market for lower grade securities and adversely affect the market value of such securities. In addition, in such circumstances, the ability of issuers of lower grade securities to repay principal and to pay interest, to meet projected financial goals and to obtain additional financing may be adversely affected. Such consequences could lead to an increased incidence of default for such securities and adversely affect the value of the lower grade securities in the Portfolio's portfolio and thus the Portfolio's net asset value. The secondary market prices of lower grade securities are less sensitive to changes in interest rates than are those for higher rated securities, but are more sensitive to adverse economic changes or individual issuer developments. Adverse publicity and investor perceptions, whether or not based on rational analysis, may also affect the value and liquidity of lower grade securities.

      Yields on the Portfolio's portfolio securities can be expected to fluctuate over time. In addition, periods of economic uncertainty and changes in interest rates can be expected to result in increased volatility of the market prices of the lower grade securities in the Portfolio's portfolio and thus in the net asset value of the Portfolio. Net asset value and market value may be volatile due to the Portfolio's investment in lower grade and less liquid securities. Volatility may be greater during periods of general economic uncertainty. The Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of interest or a repayment of principal on its portfolio holdings, and the Portfolio may be unable to obtain full recovery thereof. In the event that an issuer of securities held by the Portfolio experiences difficulties in the timely payment of principal or interest and such issuer seeks to restructure the terms of its borrowings, the Portfolio may incur additional expenses and may determine to invest additional capital with respect to such issuer or the project or projects to which the Portfolio's portfolio securities relate.


      The Portfolio will rely on the Sub-Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issue. In this evaluation, the Sub-Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Sub-Adviser also may consider, although it does not rely primarily on, the credit ratings of S&P and Moody's in evaluating fixed-income securities. Such ratings evaluate only the safety of principal and interest payments, not market value risk. Additionally, because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, the Sub-Adviser continuously monitors the issuers of such securities held in the Portfolio's portfolio. The Portfolio may, if deemed appropriate by the Sub-Adviser, retain a security whose rating has been downgraded, or whose rating has been withdrawn.

Short Sales "Against the Box"

      The Growth & Income Portfolio may engage in short sales "against the box." In a short sale, the Portfolio sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Portfolio may engage in short sales if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." In a short sale, a seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Portfolio engages in a short sale, the collateral for the short position will be maintained by the Portfolio's custodian or a qualified sub-custodian. While the short sale is open, the Portfolio will maintain in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Portfolio's long position. The Portfolio will not engage in short sales against the box for speculative purposes. The Portfolio may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio (or a security convertible or exchangeable for such security), or when the Portfolio wants to sell the security at an attractive current price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code. In such case, any future losses in the Portfolio's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Portfolio owns. There will be certain additional transaction costs associated with short sales against the box, but the Portfolio will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

Investment Company Shares

      The Small Cap Growth Portfolio and the Matrix Equity Portfolio may invest in shares of money market mutual funds, except as set forth under "Investment Restrictions" below. Since such funds pay management fees and other expenses, shareholders of the Portfolios would indirectly pay both Portfolio expenses and the expenses of underlying funds with respect to Portfolio assets invested therein. Applicable regulations prohibit the Portfolios from acquiring the securities of other investment companies if, as a result of such acquisition, the Portfolio owns more than 3% of the total voting stock of the company; more than 5% of the Portfolio's total assets are invested in securities of any one investment company; or more than 10% of the total assets of the Portfolio are invested in securities (other than treasury stock) issued by all investment companies.

Section 4(2) Paper

      The Growth & Income Portfolio may invest in commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act") ("Section 4(2) Paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Portfolio which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See "Illiquid Securities" below.

Illiquid Securities

      A Portfolio may not invest more than 10% (except 15% with respect to the Growth & Income Portfolio and the Matrix Equity Portfolio) of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days and securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The Portfolios' Sub-Advisers will monitor the liquidity of such restricted securities under the supervision of the Adviser and the Board of Trustees. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

      Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

      In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Rule 144A Securities

      The SEC adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Adviser and Sub-Advisers anticipate that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this relatively new regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD.

      The Sub-Advisers and the Adviser will monitor the liquidity of restricted securities in the Portfolios under the supervision of the Board of Trustees. In reaching liquidity decisions, the Sub-Advisers and the Adviser may consider, inter alia, the following factors: (1) the unregistered nature of the security;
(2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Convertible Securities

      The Growth, Growth & Income, Small Cap Growth and World Equity Portfolios of the Trust may invest in convertible securities such as bonds, notes and preferred stocks which are convertible or exchangeable for common stocks. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying common stock. As a result, a Portfolio's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

Rights Offerings and Purchase Warrants


      The Growth, Growth & Income, High Income Bond, Matrix Equity, Small Cap Growth and World Equity Portfolios of the Trust may invest in rights offerings and purchase warrants which are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of rights or warrants involves the risk that a Portfolio could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the rights and warrants expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.


Money Market Instruments

      The Cash Management Portfolio may invest in various types of money market instruments including those described below. Certain of the instruments listed below may also be purchased by the other Portfolios in accordance with their investment policies and all Portfolios may purchase such instruments to invest otherwise idle cash or for defensive purposes.

Bankers' Acceptance. A bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

Certificate of Deposit. A negotiable interest bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit generally carry penalties for early withdrawal.

Commercial Paper. The term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues typically vary from a few days to nine months.

U.S. Government Securities. U.S. Government direct obligations consist of bills, notes and bonds issued by the U.S. Treasury. U.S. Government Agency Securities are issued by certain federal agencies that have been established as instrumentalities of the U.S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States, guaranteed by the Treasury or supported by the issuing agency's right to borrow from the Treasury, or supported only by the credit of the instrumentality. U.S. Treasury obligations also include separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system and which are known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES").

                             INVESTMENT RESTRICTIONS

      The following investment restrictions may not be changed with respect to any Portfolio without the approval of a majority of the outstanding voting securities of that Portfolio. Under the Investment Company Act of 1940 and the rules thereunder, "majority of the outstanding voting securities" of a Portfolio means the lesser of (1) 67% of the shares of that Portfolio present at a meeting if the holders of more than 50% of the outstanding shares of that Portfolio are present in person or by proxy, and (2) more than 50% of the outstanding shares of that Portfolio. Any investment restrictions which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Portfolio, as the case may be.

Fundamental Investment Restrictions (All Portfolios except Growth & Income Portfolio, Matrix Equity Portfolio and Small Cap Growth Portfolio)

      The Trust may not, on behalf of a Portfolio:

(1) as to 75% of the value of the Portfolio's total assets, invest more than 5% of the value of the total assets of the Portfolio in the securities (other than U.S. Government Securities) of any one issuer;

(2) invest more than 25% of the value of its total assets in the securities (other than U.S. Government Securities), of issuers in a single industry, except that this policy shall not limit investment by the Cash Management Portfolio in obligations of U.S. banks (excluding their foreign branches);

(3) borrow money except from banks as a temporary measure for extraordinary or emergency purposes or by entering into reverse repurchase agreements (the Trust is required to maintain asset coverage (including borrowings) of 300% for all borrowings);

(4) make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of debt obligations in accordance with its investment objectives and policies or entry into repurchase agreements may be deemed to be loans;

(5) invest more than 10% of the total assets of a Portfolio (taken at market value) in illiquid securities, including repurchase agreements maturing in more than seven days;

(6) purchase the securities of any issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by a Portfolio;

(7) purchase or sell any commodity contract or purchase or write any put or call option or any combination thereof, except that each Portfolio may purchase and sell futures contracts based on debt securities, indexes of securities, and foreign currencies and purchase and write options on securities, futures contracts which it may purchase, securities indexes, and foreign currencies. (Securities denominated in gold or other precious metals or whose value is determined by the value of gold or other precious metals are not considered to be commodity contracts);

(8) purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that it may make margin payments in connection with futures contracts and related options;

(9) make short sales of securities unless such Portfolio owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short;

(10) underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws;

(11) purchase or sell real estate, although it may purchase and sell securities which are secured by or represent interests in real estate, mortgage-related securities, securities of companies principally engaged in the real estate industry and participation interests in pools of real estate mortgage loans, and it may liquidate real estate acquired as a result of default on a mortgage;

(12) make investments for the purpose of gaining control of a company's management; and

(13) issue any class of securities which is senior to a Portfolio's shares of beneficial interest except as permitted under the Investment Company Act of 1940 or by order of the SEC.

Fundamental Investment Restrictions (Growth & Income Portfolio Only)

      The Growth & Income Portfolio may not:

(1) Borrow money, except from banks or by entering into reverse repurchase agreements for temporary purposes and then in amounts not in excess of 30% of the value of the Portfolio's total assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300 percent for all borrowings of the Portfolio; or mortgage, pledge or hypothecate any of the Portfolio's assets except as may be necessary in connection with such borrowing or reverse repurchase agreements; or purchase portfolio securities while borrowings and reverse repurchase agreements in excess of 5% of the Portfolio's net assets are outstanding. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient);

(2) Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of the Portfolio's assets may be invested without regard to this 5% limitation;

(3) Purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions, except that the Portfolio may establish margin accounts in connection with currency transactions and its use of options, futures contracts and options on futures contracts;

(4) Underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed an underwriter under Federal securities laws;

(5) Make short sales of securities or maintain a short position or write or sell puts, calls, straddles, spreads or combinations thereof, except that the Portfolio may purchase and sell puts and call options on securities, stock indices; enter into forward currency contracts and futures contracts; and currencies and purchase and sell options on futures contracts;

(6) Purchase or sell real estate, provided that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

(7) Purchase or sell commodities or commodity contracts, except that the Portfolio may purchase and sell futures contracts and related options and purchase and sell currencies on a forward commitment or delayed-delivery basis or options on currencies;

(8) Invest in oil, gas or mineral-related programs or leases except that the Portfolio may invest in securities of companies that invest in or sponsor oil, gas, or mineral exploration or development programs;

(9) Make loans, except that the Portfolio may purchase or hold fixed income securities (including loan participations and assignments and structured securities) in accordance with its investment objective, policies and limitations and except that the Portfolio may lend portfolio securities and enter into repurchase agreements;

(10) Purchase any securities issued by any other investment company except in connection with the merger, consolidation or acquisition of all the securities or assets of such an issuer or otherwise permitted by the 1940 Act; or

(11)  Make investments for the purpose of exercising control or management.

      In addition to the foregoing enumerated investment limitations, the Portfolio may not (a) invest more than 5% of its total assets (taken at the time of purchase) in securities of issuers (including their predecessors) with less than three years of continuous operations, and (b) purchase any securities which would cause, at the time of purchase, more than 25% of the value of the total assets of the Portfolio to be invested in the obligations of issuers in any industry (exclusive of the U.S. Government and its agencies and instrumentalities).

Nonfundamental Policies (Growth & Income Portfolio Only)

      In addition to the foregoing, and the policies set forth in the Prospectus with respect to the Growth & Income Portfolio, the Growth & Income Portfolio has adopted additional investment restrictions which may be amended by the Board of Trustees without a vote of shareholders.

      The Growth & Income Portfolio may not:

(1) Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow and in connection with the writing of covered put and call options and purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

(2) Invest more than 15% of the Portfolio's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities. In no event will the Portfolio's investment in restricted and illiquid securities exceed 15% of the Portfolio's assets.

(3) Purchase any security if as a result the Portfolio would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years.

(4) Purchase or retain securities of any company if, to the knowledge of the Portfolio, any of the Trust's officers or Trustees or any officer or director of the Adviser or Sub-Adviser individually owns more than 1/2 of 1% of the outstanding securities of such company and together they own beneficially more than 5% of the securities.

(5) Invest in warrants (other than warrants acquired by the Portfolio as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Portfolio's net assets.

(6) Make additional investments (including rollovers) if the Portfolio's borrowings exceed 5% of its net assets.

Fundamental Investment Restrictions (Matrix Equity Portfolio Only)

      The Matrix Equity Portfolio may not:

(1) With respect to 75% of its total assets, purchase any securities (other than obligations guaranteed by the United States Government or by its agencies or instrumentalities), if, as a result, more than 5% of the Portfolio's total assets (determined at the time of investment) would then be invested in securities of a single issuer or, if, as a result, the Portfolio would hold more than 10% of the outstanding voting securities of an issuer.

(2) Issue senior securities, borrow money from banks or enter into reverse repurchase agreements with banks in the aggregate in excess of 33 1/3% of the Portfolio's total assets (after giving effect to any such borrowing); which amount includes no more than 5% in borrowings and reverse repurchase agreements with any entity for temporary purposes. The Portfolio will not mortgage, pledge or hypothecate any assets other than in connection with issuances, borrowings, hedging transactions and risk management techniques.

(3) Make loans of money or property to any person, except (i) to the extent the securities in which the Portfolio may invest are considered to be loans, (ii) through the loan of portfolio securities, and (iii) to the extent that the Portfolio may lend money or property in connection with maintenance of the value of, or the Portfolio's interest with respect to, the securities owned by the Portfolio.

(4) Buy any securities "on margin." Neither the deposit of initial or maintenance margin in connection with Strategic Transactions nor short term credits as may be necessary for the clearance of transactions is considered the purchase of a security on margin.

(5) Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures or index contracts or related options, except in connection with Strategic Transactions.

(6) Act as an underwriter of securities, except to the extent the Portfolio may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

(7) Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Portfolio of its rights under agreements related to portfolio securities would be deemed to constitute such control or participation.

(8) Invest in securities of other investment companies, except as part of a merger, consolidation or other acquisition and except as permitted under the Investment Company Act of 1940, as amended.

(9) Invest in oil, gas or mineral leases or in equity interests in oil, gas, or other mineral exploration or development programs except pursuant to the exercise by the Portfolio of its rights under agreements relating to portfolio securities.

(10) Purchase or sell real estate, commodities or commodity contracts, except to the extent that the securities that the Portfolio may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent the Portfolio exercises its rights under agreements relating to portfolio securities (in which case the Portfolio may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent that Strategic Transactions the Portfolio may engage in are considered to be commodities or commodities contracts.

Fundamental Investment Restrictions (Small Cap Growth Portfolio Only)

      The Small Cap Growth Portfolio may not:

(1) With respect to 75% of its assets, purchase more than 10% of the outstanding voting securities of any one issuer.

(2) Pledge any of its assets, except that the Portfolio may pledge assets having a value of not more than 5% of its total assets in order to secure permitted borrowings. Such borrowings may not exceed 5% of the value of the Portfolio's assets and can be made only as a temporary measure for extraordinary or emergency purposes.

(3) Make short sales of securities or maintain a short position or write or sell puts, calls, straddles, spreads or combinations thereof, except that the Portfolio may purchase and sell puts and call options on securities, stock indices; enter into forward currency contracts and futures contracts; and currencies and purchase and sell options on futures contracts.

(4) Make loans except by the purchase of bonds or other debt obligations of types commonly offered publicly or privately and purchased by financial institutions, including investment in repurchase agreements, provided that the Portfolio will not make any investment in repurchase agreements maturing in more than seven days if such investments, together with any other illiquid securities held by the Portfolio, would exceed 10% of the value of its net assets.

(5) Purchase the securities of an issuer if, at the time thereof, such purchase would cause more than 10% of the Portfolio's total assets to be invested in securities for which there is no readily available market. This limitation does not include any Rule 144A restricted security that has been determined by, or pursuant to procedures established by, the Board, based on trading markets for such security, to be liquid.

(6) Invest in the securities of other open-end investment companies, or invest in the securities of closed-end investment companies except through purchase in the open market in a transaction involving no commission or profit to a sponsor or dealer (other than the customary broker's commission) or as part of a merger, consolidation or other acquisition.

(7) Engage in the underwriting of securities of other issuers, except that the Portfolio may sell an investment position even though it may be deemed to be an underwriter as that term is defined in the Securities Act of 1933.

(8)   Purchase or sell real estate, commodities or commodity contracts.

(9) Invest in interests in oil, gas or other mineral exploration or development programs.

Nonfundamental Policies (Small Cap Growth Portfolio Only)

      In addition to the foregoing, and the policies set forth in the Prospectus with respect to the Small Cap Growth Portfolio, the Small Cap Growth Portfolio has adopted additional investment restrictions which may be amended by the Board of Trustees without a vote of shareholders.

      The Small Cap Growth Portfolio may not:

(1) Purchase more than 10% of the outstanding voting securities of any one issuer.

(2) Purchase the security of any one issuer if such purchase would cause more than 5% of the Portfolio's net assets (determined at the time of the purchase) to be invested in the securities of such issuer except United States Government securities.

(3) Invest in the securities of foreign issuers if, at the time of acquisition, more than 15% of the value of the Portfolio's total assets would be invested in such securities.

(4) Invest more than 5% of its assets in companies having a record, together with predecessors, of less than three years continuous operation.

(5) Purchase securities which are not registered under the Securities Act of 1933, except that the Portfolio may invest in securities of foreign issuers.

(6) Make short sales or purchase securities on margin; but it may obtain such short-term credits as are necessary for the clearance of purchases and sales of securities.

(7) Invest (i) more than 5% of its net assets in warrants or (ii) more than 2% of its net assets in warrants which are not traded on the New York Stock Exchange or the American Stock Exchange.

(8) Purchase or retain securities of an issuer if, to the knowledge of the Portfolio, an officer, trustee, partner or director of the Portfolio or any investment adviser of the Portfolio owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

                             MANAGEMENT OF THE TRUST

                               Position Held     Principal Occupation During
Name, Address and Age          With the Trust    Past 5 Years
---------------------          --------------    -------------------------------

Stephan M. Largent*            President and     President, First Variable Life
10 Post Office Square          Trustee           Insurance Company ("First
Boston, MA 02109                                 Variable") and President and
Age: 47                                          Director of Adviser; prior to
                                                 April 1995, President, ING
                                                 America Equities, Inc.

Paul G. Chenault                  Trustee        Private Trustee; prior to 1995,
15 Falling Brook                                 Senior Vice President and Chief
Cincinnati, OH 45241                             Investment Officer, X.L.
                                                 Investments, Ltd., Hamilton,
                                                 Bermuda

Wesley E. Horton                  Trustee        Private Trustee and Investor
1100 Country Club Circle
North Palm Beach, FL  33408

W. Lawrence Howe                  Trustee        Consultant; Director, Lone Star
1626 Barbados Court                              Life Insurance Company;
Marco Island, FL  33937                          Director, Howe-Weaver
Mailing Address:
  P.O.Box 200
  Marco Island, FL  33969

Laird E. Wiggin                   Trustee        Managing Director, The E/W
The E/W Group, Inc.                              Group, Inc., a financial
59 Rainbow Road                                  management and operations
East Granby, CT  06026-0169                      consulting firm; prior to
                                                 March, 1993, Vice President,
                                                 Client Services, The Leverage
                                                 Group

Norman A. Fair*                   Trustee        Vice President, Treasurer and
2211 York Rd, Suite 202                          Asst. Sec., Irish Life of North
Oakbrook, IL 60521                               America, Inc., Director and
     Age: 52                                     Assistant Sec. of First
                                                 Variable and Director of
                                                 Adviser; prior to 1994, Senior
                                                 Vice President and Chief
                                                 Financial Officer, Interstate
                                                 Assurance Company (an affiliate
                                                 of Adviser)

Arnold R. Bergman                Secretary       Vice President - Legal &
10 Post Office Square                            Administration, First Variable
Boston, MA 02109                                 and Secretary and Clerk of
     Age: 46                                     Adviser; prior to February
                                                 1995, Counsel, Aetna Life
                                                 Insurance and Annuity Company;
                                                 prior to October, 1992, Vice
                                                 President, General Counsel and
                                                 Secretary, First International
                                                 Life Insurance Company

Mark T. Kelly                     Treasurer      Assistant Vice President and
10 Post Office Square                            Assistant Treasurer of First
Boston, MA 02109                                 Variable, Assistant Treasurer
     Age: 30                                     of Adviser; prior to November,
                                                 1993, Manager of Investements
                                                 and Banking Relations, Blue
                                                 Cross/Blue Shield of
                                                 Massachusetts

Anthony J. Koenig, Jr.            Assistant      Vice President and Treasurer of
10 Post Office Square             Treasurer      First Variable, Vice President
Boston, MA 02109                                 and Treasurer of Adviser; prior
     Age: 33                                     to November 1993, Audit
                                                 Manager, Ernst & Young LLP;
                                                 prior to December 1992, Senior
                                                 Accountant, First International
                                                 Life Insurance Company

----------

*     Interested person of the Trust within the meaning of the 1940 Act.

      As of March 31, 1997, none of the Trustees of the Trust owned shares of the Trust either directly or through annuity contracts.


      Except as stated above, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.


      Each Trustee of the Trust who is not an interested person of the Trust or Adviser receives an annual fee of $8,000, an additional fee of $1,500 for each Trustees' meeting attended and $750 for each Audit Committee Meeting attended (if held on a day other than when a Board of Trustees meeting is held). With respect to fiscal 1996, the Trust paid Trustees' fees aggregating $ 56,000. The following table shows 1996 compensation by Trustee.


COMPENSATION TABLE

===========================================================================================================================
 (1)                                  (2)               (3)  Pension or         (4)                  (5) Total Compensation
                                     Aggregate          Retirement Benefits      Estimated Annual    From Registrant
                                     Compensation       Accrued As Part of      Benefits Upon        and Trust Complex
 Name of Person, Position            from Registrant    Trust Expenses          Retirement           Paid  to Trustees
---------------------------------------------------------------------------------------------------------------------------

   Paul G. Chenault,  Trustee           $14,000           None                    None                 $14,000
   (elected 3/19/96)

   Wesley E. Horton, Trustee            $14,000           None                    None                 $14,000

   W. Lawrence Howe, Trustee            $14,000           None                    None                 $14,000

   Laird E. Wiggin, Trustee             $14,000           None                    None                 $14,000

   Stephan A. Largent, President           None           None                    None                    None
   and Trustee

   Norman A. Fair,  Trustee                None           None                    None                    None


      The Agreement and Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust, at its expense, may provide liability insurance for the benefit of its Trustees and officers.

      Under the Investment Advisory Agreement between the Trust and Adviser (the "Investment Advisory Agreement"), Adviser, at its expense, provides the Portfolios with investment advisory services and advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees regarding the conduct of business of the Trust and each Portfolio. The fees to be paid under the Investment Advisory Agreement are set forth in the Trust's prospectus.

      Under the Investment Advisory Agreement, the Adviser is obligated to formulate a continuing program for the investment of the assets of each Portfolio of the Trust in a manner consistent with each Portfolio's investment objectives, policies and restrictions and to determine from time to time securities to be purchased, sold, retained or lent by the Trust and implement those decisions, subject always to the provisions of the Trust's Agreement and Declaration of Trust and By-laws, and of the Investment Company Act of 1940, and subject further to such policies and instructions as the Trustees may from time to time establish.

      The Investment Advisory Agreement further provides that Adviser shall furnish the Trust with office space and necessary personnel, pay ordinary office expenses, pay all executive salaries of the Trust and furnish, without expense to the Trust, the services of such members of its organization as may be duly elected officers or Trustees of the Trust.

      Under the Investment Advisory Agreement, the Trust is responsible for all its other expenses including, but not limited to, the following expenses: legal, auditing or accounting expenses, Trustees' fees and expenses, insurance premiums, brokers' commissions, taxes and governmental fees, expenses of issue or redemption of shares, expenses of registering or qualifying shares for sale, reports and notices to shareholders, and fees and disbursements of custodians, transfer agents, registrars, shareholder servicing agents and dividend disbursing agents, and certain expenses with respect to membership fees of industry associations.

      The Investment Advisory Agreement provides that Adviser may retain sub-advisers, at Adviser's own cost and expense, for the purpose of making investment recommendations and research information available to the Trust.


      During fiscal 1994, 1995 and 1996, each of the Portfolios paid fees to their investment advisers pursuant to the Investment Advisory Agreements in effect at the time as follows:


Portfolio                                                        1994         1995         1996
---------                                                        ----         ----         ----

Cash Management Portfolio                                      $ 59,932     $ 59,701     $ 61,368

Growth Portfolio (formerly Common Stock Portfolio)             $216,926     $262,290     $343,480

Growth & Income Portfolio                                           N/A     $  8,192     $ 53,346

High Income Bond Portfolio                                     $ 59,419     $ 49,056     $ 67,009

Matrix Equity Portfolio (formerly  Tilt Utility Portfolio)     $ 84,178     $ 91,889     $102,375

Multiple Strategies Portfolio                                  $130,320     $166,507     $193,474

Small Cap Growth Portfolio (formerly Small Cap Portfolio)           N/A     $ 13,610     $ 73,697

U.S. Government Bond Portfolio                                 $ 87,687     $ 74,445     $ 66,078

World Equity Portfolio                                         $ 67,514     $104,408     $153,378


During fiscal 1994, each of the Portfolios paid fees to INVESCO, subject to an expense limitation in effect during the period, pursuant to the Business Management Agreement (which has since been terminated) as follows: Cash Management Portfolio -- $6,798; Growth Portfolio (formerly Common Stock Portfolio) -- $25,354; Equity Matrix Portfolio (then known as Equity Income Portfolio) -- $9,587; High Income Bond Portfolio -- $8,148; Multiple Strategies Portfolio -- $14,929; U.S. Government Bond Portfolio -- $12,288; World Equity Portfolio -- $7,162.


      State Street Bank and Trust Company ("State Street") provides certain accounting, transfer agency, and other services to the Trust. Expenses incurred and payable to State Street for such services in 1994, 1995 and 1996 were $327,031, $362,933, and $507,830 respectively. The Trust has reimbursed and paid First Variable Life for certain investor-servicing and accounting expenses incurred by First Variable Life relating to the Trust, pursuant to an agreement that terminated on March 31, 1994. The amount of such expenses reimbursed and paid to First Variable Life in 1994 was $95,194.


      The Investment Advisory Agreement provides that neither the Adviser nor any director, officer or employee of Adviser will be liable for any loss suffered by the Trust in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations and duties.

      The Investment Advisory Agreement may be terminated without penalty by vote of the Trustees, as to any Portfolio by the shareholders of that Portfolio, or by Adviser on 60 days written notice. The Agreement also terminates without payment of any penalty in the event of its assignment. In addition, the Investment Advisory Agreement may be amended only by a vote of the shareholders of the affected Portfolio(s), and provides that it will continue in effect from year to year only so long as such continuance is approved at least annually with respect to each Portfolio by vote of either the Trustees or the shareholders of the Portfolio, and, in either case, by a majority of the Trustees who are not "interested persons" of Adviser. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940.

Management of the Investment Adviser

      The directors and officers of Adviser are: Stephan M. Largent, President and Director, Anthony J. Koenig, Jr., Vice President and Treasurer, Norman A. Fair, Director, Martin Sheerin, Director and Arnold R. Bergman, Secretary. The address of Mr. Largent, Mr. Koenig, Mr. Sheerin and Mr. Bergman is the same as that of the Adviser. The address of Mr. Fair is 2211 York Road, Suite 202, Oakbrook, Illinois 60521.

Sub-Advisers

      Each of the Sub-Advisers described in the Prospectus serves as Sub-Adviser to one or more of the Portfolios of the Trust pursuant to separate written agreements. Certain of the services provided by, and the fees paid to, the Sub-Advisers are described in the Prospectus under "Management of the Trust - Sub-Advisers."

Management of the Sub-Advisers

      Federated Investment Counseling ("Federated"). The trustees of Federated are John F. Donahue; J. Christopher Donahue; John W. McGonigle; and Mark D. Olson. The executive officers of Federated are John Fisher, President; J. Alan Minteer, Senior Vice President; G. Michael Cullen, Vice President; Edward C. Gonzales, Vice President; Thomas R. Donahue, Treasurer; Stephen A. Keen, Vice President and Secretary; Robert J. Ostrowski, Senior Vice President; and Charles A. Ritter, Vice President.


      Value Line, Inc. ("Value Line"). The executive officers and directors of Value Line are: Jean Bernhard Buttner, Chairman, Chief Executive Officer and President; Samuel Eisenstadt, Senior Vice President and Director; David T. Henigson, Vice President and Director; Howard A. Brecher, Secretary and Director (also Secretary and Treasurer of AB&Co.); Harold Bernard, Jr., Director; Arnold Van H. Bernhard, Director; William S. Kanaga, Director; and W. Scott Thomas, Director.

      Strong Capital Management, Inc. ("Strong"). The executive officers and directors of Strong are: Richard S. Strong, Chairman, Chief Investment Officer and Director; John Dragisic, President and Director; Jay DeMartine, Senior Vice President and Chief Marketing Officer; Michael E. Fisher, Senior Vice President; Thomas P. Lemke, Senior vice President, General Counsel, Secretary and Chief Compliance Officer; Rochelle Lamm Wallach, Senior Vice President; Lawrence A. Totsky, Senior Vice President; Stephen J. Shenkenberg, Vice President and Assistant Secretary; and Thomas M. Zoeller, Treasurer.


      State Street Bank and Trust Company ("State Street"). State Street is a wholly-owned subsidiary of State Street Corporation (previously, "State Street Boston Corporation"), a publicly held bank holding company.

      Keystone Investment Management Company ("Keystone Investment") (formerly, Keystone Custodian Funds, Inc.). The directors and executive officers of Keystone Investment are: Albert H. Elfner, III, Director, Chairman of the Board and Chief Executive Officer; Edward F. Godfrey, Director, Senior Vice President, Treasurer & Chief Financial Officer; Ralph J. Spuehler, Jr., Director; Warren Isabelle, Chief Investment Officer; Rosemary D. Van Antwerp, Senior Vice President, General Counsel and Secretary; Betsy A. Blacher, Herbert L. Bishop, Jr., Christopher P. Conkey, J. Gary Craven, Prescott Crocker, Richard Cryan, Maureen E. Cullinane, Donald C. Dates, Gilman C. Gunn, III, Thomas Holman, Walter McCormick and George F. Wilkins, Senior Vice Presidents; and John D. Rogol, Vice President and Controller.

      Warburg, Pincus Counsellors, Inc. ("WPC"). The directors and executive officers of WPC are: John L. Furth, Chairman of the Board of Directors and Managing Director; Lionel I. Pincus, Director, Chief Executive Officer and Managing Director; John L. Vogelstein, Director and Managing Director; Susan Black, Senior Managing Director; Stephen Distler, Managing Director and Treasurer; Stephen J. Lurito, Managing Director; S. Scott Marsch III, Managing Director; Anthony G. Orphanos, Managing Director; Eugene L. Podsiadlo, Managing Director; Arnold M. Reichman, Senior Managing Director and Ass't. Secretary; Roger Reinlieb, Managing Director; Sheila N. Scott, Managing Director; George U. Wyper, Senior Managing Director; Paul N. Edwards, Managing Director; Brady T. Lipp, Managing Director; Lynn C. Martin, Managing Director; Brian Posner, Managing Director; John Zarro, III, Managing Director; Eugene P. Grace, Senior Vice President and Ass't. Secretary; and Harold W. Ehrlich, Nicholas P.W. Horsley, Maryanne Mullarkey, Sharon B. Parente, Robert E. Rescoe, Laxmi C. Bhandari, Kyle F. Frey, Robert S. Janis, Vincent McBride, Christopher M. Nawn, Steven G. Rung, Donald C. Schultheis, Barbara Tarmy, M. Anthony Van Daalen, Donna Vandenbulcke, and Patricia F. Widener, Senior Vice Presidents.

      Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter"). The executive officers and directors of Pilgrim Baxter are: Gary L. Pilgrim, President, Treasurer, Chief Investment Officer and Director; Harold J. Baxter, Director, Chairman of the Board of Directors and Chief Executive Officer; John Carr, General Counsel and Secretary; and Eric C. Schneider, Chief Financial Officer.


Brokerage and Research Services

      Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

      It is currently intended that the Sub-Advisers will place all orders for the purchase and sale of portfolio securities for the Trust and buy and sell securities for the Trust through a substantial number of brokers and dealers. In so doing, the Sub-Advisers will use their best efforts to obtain for the Trust the best price and execution available. In seeking the best price and execution, the Sub-Advisers, having in mind the Trust's best interests, will consider all factors they deem relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

      It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical, and quotation services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Sub-Advisers may receive research, statistical, and quotation services from any broker-dealers with which they place the Trust's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Sub-Advisers and/or their affiliates in advising various of their clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Trust. The management fees paid by the Trust are not reduced because the Sub-Advisers and/or their affiliates may receive such services.

      As permitted by Section 28(e) of the Securities Exchange Act of 1934, a Sub-Adviser may cause a Portfolio to pay a broker-dealer which provides brokerage and research services to the Sub-Adviser an amount of disclosed commission for effecting a securities transaction for the Portfolio in excess of the commission which another broker-dealer would have charged for effecting that transaction. A Sub-Adviser's authority to cause a Portfolio to pay any such greater commissions is also subject to such policies as the Adviser or the Trustees may adopt from time to time.

      Investment decisions. Investment decisions for the Trust and for the other investment advisory clients of the Sub-Advisers are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients of a Sub-Adviser on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Sub-Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Trust. Purchase and sale orders for the Trust may be combined with those of other clients of a Sub-Adviser in the interest of achieving the most favorable net results for the Trust.

      In fiscal 1994, 1995 and 1996 none of the Portfolios paid any underwriting commissions. In fiscal 1994, 1995 and 1996, the Portfolios paid brokerage commissions in the following aggregate amounts:

                              Brokerage Commissions


Portfolio                                  1994         1995         1996
---------                                  ----         ----         ----
Cash Management Portfolio                   - 0 -        - 0 -       - 0 -

Growth Portfolio                         $148,514     $117,033     $54,598
   (formerly Common Stock Portfolio)

Growth & Income  Portfolio                  - 0 -     $  6,654     $33,704

High Income Bond Portfolio                  - 0 -        - 0 -       - 0 -

Matrix Equity Portfolio                  $ 81,703     $ 17,239     $ 8,611
  (formerly Tilt Utility Portfolio)

Multiple Strategies Portfolio            $ 72,864     $ 64,158     $31,780

Small Cap Growth Portfolio                  - 0 -     $  2,786     $10,236
  (formerly Small Cap Portfolio)

U.S. Government Bond Portfolio              - 0 -        - 0 -       - 0 -

World Equity Portfolio                   $ 67,439     $133,115     $74,687


      In fiscal 1994, INVESCO and the Sub-Advisers , on behalf of the Trust, placed agency transactions having an approximate aggregate dollar value of $11,773,165 (.10% of the Trust's agency transactions on which approximately $35,568 of commissions were paid) with brokers and dealers whose research, statistical, and quotation services the investment adviser considered to be particularly useful to it and its affiliates. However, many of such transactions were placed with such brokers and dealers without regard to the furnishing of such services.

                        DETERMINATION OF NET ASSET VALUE

      The net asset value per share of each Portfolio is determined daily as of 4:00 p.m. on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is normally closed on the following national holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

      The valuation of the Cash Management Portfolio's portfolio securities is based upon their amortized cost, which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. By using amortized cost valuation, the Trust seeks to maintain a constant net asset value of $1.00 per share for the Cash Management Portfolio, despite minor shifts in the market value of its portfolio securities. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Cash Management Portfolio would receive if it sold the instrument. During periods of declining interest rates, the quoted yield on shares of the Cash Management Portfolio may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based on market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Cash Management Portfolio would be able to obtain a somewhat higher yield if he purchased shares of the Cash Management Portfolio on that day, than would result from investment in a fund utilizing solely market values, and existing investors in the Cash Management Portfolio would receive less investment income. The converse would apply on a day when the use of amortized cost by the Portfolio resulted in a higher aggregate portfolio value. However, as a result of certain procedures adopted by the Trust, the Trust believes any difference will normally be minimal.

      The net asset value of the shares of each of the Portfolios other than the Cash Management Portfolio is determined by dividing the total assets of the Portfolio, less all liabilities, by the total number of shares outstanding. Securities traded on a national securities exchange or quoted on the NASDAQ National Market System are valued at their last-reported sale price on the principal exchange or reported by NASDAQ or, if there is no reported sale, and in the case of over-the-counter securities not included in the NASDAQ National Market System, at a bid price estimated by a broker or dealer. Debt securities, including zero-coupon securities, and certain foreign securities will be valued by a pricing service. Other foreign securities will be valued by the Trust's custodian. Securities for which current market quotations are not readily available and all other assets are valued at fair value as determined in good faith by the Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

      If any securities held by a Portfolio are restricted as to resale, their fair value is generally determined as the amount which the Trust could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Trust in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities, and any available analysts' reports regarding the issuer.

      Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of these securities used in determining the net asset value of the Trust's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. Government Securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Trust's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value, in the manner described above.

      The proceeds received by each Portfolio for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Portfolio, and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the Trust's books of account, and will be charged with the liabilities in respect of such Portfolio and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Portfolios may be allocated in proportion to the net asset values of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made.

                                      TAXES

      Each Portfolio of the Trust intends to qualify each year and elect to be taxed as a regulated investment company under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the "Code").

      As a regulated investment company qualifying to have its tax liability determined under Subchapter M, a Portfolio will not be subject to federal income tax on any of its net investment income or net realized capital gains that are distributed to the separate accounts of the Participating Insurance Companies which hold its shares. As a Massachusetts business trust, a Portfolio under present law will not be subject to any excise or income taxes in Massachusetts.

      In order to qualify as a "regulated investment company," a Portfolio must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other dispositions of stock, securities, or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;
(b) derive less than 30% of its gross income from the sale or other disposition of certain assets (including stock and securities) held less than three months;
(c) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government Securities, and other securities limited generally with respect to any one issuer to not more than

5% of the total assets of the Portfolio and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government Securities or other regulated investment companies). In order to receive the favorable tax treatment accorded regulated investment companies and their shareholders, moreover, a Portfolio must distribute at least 90% of its interest, dividends, net short-term capital gain, and certain other income each year.

      With respect to investment income and gains received by a Portfolio from sources outside the United States, such income and gains may be subject to foreign taxes which are withheld at the source. The effective rate of foreign taxes in which a Portfolio will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and therefore cannot be determined in advance.

      The state and local tax effects of distributions received from a Portfolio on the separate accounts of Participating Insurance Companies, and any special tax considerations associated with foreign investments of the Trust, should be examined by such Companies with regard to their own tax situation.

      A Portfolio's ability to use options, futures, and forward contracts and other hedging techniques, and to engage in certain other transactions, may be limited by tax considerations. A Portfolio's transactions in foreign-currency-denominated debt instruments and its hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Portfolio's distributions of book income to constitute returns of capital for tax purposes or require the Portfolio to make distributions exceeding book income in order to permit the Trust to continue to qualify, and be taxed under Subchapter M of the Code, as a regulated investment company.

      Under federal income tax law, a portion of the difference between the purchase price of zero-coupon securities in which a Portfolio has invested and their face value ("original issue discount") is considered to be income to the Portfolio each year, even though the Portfolio will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the net investment income of the Portfolio which must be distributed to shareholders in order to maintain the qualification of the Portfolio as a regulated investment company and to avoid federal income tax at the level of the Portfolio.

      It is the policy of each of the Portfolios to meet the requirements of the Code to qualify as a regulated investment company that is taxed pursuant to Subchapter M of the Code. One of these requirements is that less than 30% of a Portfolio's gross income must be derived from gains from sale or other disposition of securities held for less than three months (with special rules applying to so-called designated hedges). Accordingly, a Portfolio may be restricted in selling securities held or considered under Code rules to have been held less than three months, and in engaging in hedging or other activities (including entering into options, futures, or short-sale transactions) which may cause the Trust's holding period in certain of its assets to be less than three months.

      This discussion of the federal income tax and state tax treatment of the Trust and its shareholders is based on the law as of the date of this Statement of Additional Information. It does not describe in any respect the tax treatment or offsets of any insurance or other product pursuant to which investments in the Trust may be made.

                           DIVIDENDS AND DISTRIBUTIONS

Cash Management Portfolio

      The net investment income of the Cash Management Portfolio is determined as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. New York time) on each day on which the Exchange is open for business. All of the net investment income so determined normally will be declared as a dividend daily to shareholders of record as of the close of trading on the Exchange after the purchase and redemption of shares. Unless the business day before a weekend or holiday is the last day of an accounting period, the dividend declared on that day will include an amount in respect of the Portfolio's income for the subsequent non-business day or days. No daily dividend will include any amount of net income in respect of a subsequent semi-annual accounting period. Dividends commence on the next business day after the date of purchase. Dividends declared during any month will be invested as of the close of business on the last calendar day of that month (or the next business day after the last calendar day of the month if the last calendar day of the month is a non-business day) in additional shares of the Portfolio at the net asset value per share, normally $1.00, determined as of the close of business on that day, unless payment of the dividend in cash has been requested.

      Net income of the Cash Management Portfolio consists of all interest income accrued on portfolio assets less all expenses of the Portfolio and amortized market premium. Accreted acquisition discount is included in interest income. The Portfolio does not anticipate that it will normally realize any long-term capital gains with respect to its portfolio securities.

      Normally the Cash Management Portfolio will have a positive net income at the time of each determination thereof. Net income may be negative if an unexpected liability must be accrued or a loss realized. If the net income of the Portfolio determined at any time is a negative amount, the net asset value per share will be reduced below $1.00 unless one or more of the following steps, for which the Trustees have authority, are taken: (1) reduce the number of shares in each shareholder's account, (2) offset each shareholder's pro rata portion of negative net income against the shareholder's accrued dividend account or against future dividends, or (3) combine these methods in order to seek to maintain the net asset value per share at $1.00. The Trust may endeavor to restore the Portfolio's net asset value per share to $1.00 by not declaring dividends from net income on subsequent days until restoration, with the result that the net asset value per share will increase to the extent of positive net income which is not declared as a dividend.

      Should the Cash Management Portfolio incur or anticipate, with respect to its portfolio, any unusual or unexpected significant expense or loss which would affect disproportionately the Portfolio's income for a particular period, the Trustees would at that time consider whether to adhere to the dividend policy described above or to revise it in light of the then prevailing circumstances in order to ameliorate to the extent possible the disproportionate effect of such expense or loss on then existing shareholders. Such expenses or losses may nevertheless result in a shareholder's receiving no dividends for the period during which the shares are held and receiving upon redemption a price per share lower than that which was paid.

Other Portfolios

Each of the Portfolios other than the Cash Management Portfolio will declare and distribute dividends from net investment income, if any, and will distribute its net realized capital gains, if any, at least annually. Both dividends and capital gain distributions will be made in shares of such Portfolios unless an election is made on behalf of a separate account to receive dividends and capital gain distributions in cash.

                             PERFORMANCE INFORMATION

Cash Management Portfolio


Based on the seven-day period ended December 31, 1996 (the "base period"), the yield of the Cash Management Portfolio was 5.251% and the Portfolio's effective yield was 5.388%. The Portfolio's yield was computed by determining the percentage net change, excluding capital changes, in the value of an investment in one share of the Portfolio over the base period, and multiplying the net change by 365/7 (or approximately 52 weeks). The Portfolio's effective yield represents a compounding of the yield by adding 1 to the number representing the percentage change in value of the investment during the base period, raising that sum to a power equal to 365/7, and subtracting 1 from the result.


Other Portfolios


      (a) A Portfolio's yield is presented for a specified 30-day period (the "base period"). Yield is based on the amount determined by (i) calculating the aggregate of dividends and interest earned by the Portfolio during the base period less expenses accrued for that period, and (ii) dividing that amount by the product of (A) the average daily number of shares of the Portfolio outstanding during the base period and entitled to receive dividends and (B) the net asset value per share of the Portfolio on the last day of the base period. The result is annualized on a compounding basis to determine the Portfolio's yield. For this calculation, interest earned on debt obligations held by a Portfolio is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as Ginnie Maes, based on cost). Dividends on equity securities are accrued daily at their stated dividend rates. The yield of each of the following Portfolios for the 30-day period ended December 31, 1996 was as follows:

                    High Income Bond Portfolio         8.98%
                    U.S. Government Bond Portfolio     6.54%

      (b) The total return of each of the following Portfolios for the one-year and five-year periods ending December 31, 1996, and the average annual total return for the life of each Portfolio through that date were as follows:


                                                  One-Year   Five-Year  Life of
                                                   Period     Period   Portfolio
                                                   ------     ------   ---------
Growth Portfolio                                   25.74%     11.51%     13.75%
  (formerly Common Stock Portfolio)(1)
Growth & Income Portfolio(2)                       12.15%      --        16.16%
High Income Bond Portfolio                         14.20%     10.93%     10.27%
Matrix Equity Portfolio                             4.62%     10.48%     12.60%
  (formerly Tilt Utility Portfolio)
Multiple Strategies Portfolio                      18.29%     11.47%     10.94%
Small Cap Growth Portfolio                         27.39%      --        35.47%
  (formerly Small Cap Portfolio)(3)
U.S. Government Bond Portfolio                      2.36%      6.79%      8.43%
World Equity Portfolio                             12.33%     12.08%      8.05%

(1) The average annual total return for the Growth Portfolio (initially established as FVL Growth Fund, Inc.) is shown for each of the one-, five-, and ten-year periods ended December 31, 1996.
(2) The average annual total return for the Growth & Income Portfolio is shown for a one-year period and for the life of the Portfolio (inception May 31, 1995).
(3) The average annual total return for the Small Cap Growth Portfolio is shown for a one-year period and for the life of the Portfolio (inception May 4, 1995).


Total return of a Portfolio for periods longer than one year is determined by calculating the actual dollar amount of investment return on a $1,000 investment in the Portfolio made at the beginning of each period, then calculating the average annual compounded rate of return which would produce the same investment return on the $1,000 investment over the same period. Total return for a period of one year or less is equal to the actual investment return on a $1,000 investment in the Portfolio during that period. Total return calculations assume that all Portfolio distributions are reinvested at net asset value on their respective reinvestment dates.

      From time to time, Adviser may reduce its compensation or assume expenses in respect of the operations of a Portfolio in order to reduce the Portfolio's expenses. Any such waiver or assumption would increase a Portfolio's yield and total return during the period of the waiver or assumption.

                           SHAREHOLDER COMMUNICATIONS

      Owners of policies and contracts issued by Participating Insurance Companies for which shares of one or more Portfolios are the investment vehicle are entitled to receive from the Participating Insurance Companies unaudited semi-annual financial statements and audited year-end financial statements certified by the Trust's independent public accountants. Each report will show the investments owned by the Portfolio and the market value thereof and will provide other information about the Portfolio and its operations.

      Participating Insurance Companies with inquiries regarding the Trust may call the Trust's investment adviser, First Variable Advisory Services Corp. at
(800) 228-1035 or write First Variable Advisory Services Corp. at 10 Post Office Square, Boston, MA 02109.

                         ORGANIZATION AND CAPITALIZATION

      The Trust is an open-end investment company established under the laws of the Commonwealth of Massachusetts by Agreement and Declaration of Trust dated December 23, 1986.

      Shares entitle their holders to one vote per share, with fractional shares voting proportionally; however, separate vote will be taken by each Portfolio on matters affecting an individual Portfolio. For example, a change in a fundamental investment policy for the Cash Management Portfolio would be voted upon only by shareholders of the Cash Management Portfolio. Additionally, approval of the Investment Advisory Agreement is a matter to be determined separately by each Portfolio. Approval by the shareholders of one Portfolio is effective as to that Portfolio. Shares have noncumulative voting rights. Although the Trust is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust. Shares have no preemptive or subscription rights, and are transferable. Shares are entitled to dividends as declared by the Trustees, and if a Portfolio were liquidated, the shares of that Portfolio would receive the net assets of that Portfolio. The Trust may suspend the sale of shares at any time and may refuse any order to purchase shares.

      Additional Portfolios may be created from time to time with different investment objectives or for use as funding vehicles for different variable life insurance policies or variable annuity contracts. Any additional Portfolios may be managed by investment advisers or sub-advisers other than the current Adviser and Sub-Advisers. In addition, the Trustees have the right, subject to any necessary regulatory approvals, to create more than one class of shares in a Portfolio, with the classes being subject to different charges and expenses and having such other different rights as the Trustees may prescribe and to terminate any Portfolio of the Trust.

      The Growth Portfolio is the successor to FVL Growth Trust, Inc., a Maryland corporation.

                               PORTFOLIO TURNOVER

      The portfolio turnover rate of a Portfolio is defined by the Securities and Exchange Commission as the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio, excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. Under that definition, the Cash Management Portfolio will have no portfolio turnover. Portfolio turnover generally involves some expense to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.

      Portfolio turnover rates for each of the Portfolios are presented in the Trust's prospectus.

                                    CUSTODIAN

      State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 021160 is the custodian of the Trust's assets. The custodian's responsibilities include safeguarding and controlling the Trust's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Trust's investments.

                              INDEPENDENT AUDITORS


      The Trust's independent auditor is Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02216. The financial statements and financial highlights of the Trust incorporated by reference into this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, to the extent and for the periods indicated in their report which appears in the 1996 Variable Investors Series Trust Report to Shareholders, and have been so incorporated into this Statement of Additional Information in reliance upon its report given upon its authority as experts in accounting and auditing.

                                  LEGAL COUNSEL

Legal matters in connection with the offering are being passed upon by Blazzard, Grodd & Hasenauer, P.C., Westport, Connecticut.


                              SHAREHOLDER LIABILITY

      Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of a Portfolio's property for all loss and expense of any shareholder held personally liable for the obligations of a Portfolio. Thus the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio would be unable to meet its obligations.

                          FIXED-INCOME SECURITY RATINGS

The rating services' descriptions of corporate bonds are:

Moody's Investors Service, Inc.:

      Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "Gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

      A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Standard & Poor's Corporation:

      AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

      AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

      A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

      BB-B-CCC -- Bonds rated BB, B and CCC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                              FINANCIAL STATEMENTS


      The financial statements for the Trust as of December 31, 1996 and for the year then ended, and financial highlights, appearing in the 1996 Variable Investors Series Trust Annual Report to Contract Owners and the report thereon of Ernst & Young LLP, independent auditors, also appearing therein, are incorporated by reference into this Statement of Additional Information.

      The Trust's 1996 Annual Report to Contract Owners is enclosed with this Statement of Additional Information.

                                     PART C

                                    FORM N-1A
                                     PART C

OTHER INFORMATION
Item 24.  Financial Statements and Exhibits


(a) The Financial Statements filed as part of this Registration Statement are as follows:

      Statements of Assets and Liabilities as of December 31, 1996*

      Statements of Operations for the Year Ended December 31, 1996*

      Statements of Changes in Net Assets for the Years Ended December 31, 1995 and 1996*

      Schedules of Investments, December 31, 1996
            Cash Management Portfolio
            Common Stock Portfolio
            High Income Bond Portfolio
            Multiple Strategies Portfolio
            Tilt Utility Portfolio
            U.S. Government Bond Portfolio
            World Equity Portfolio
            Small Cap Portfolio
            Growth and Income Portfolio

Notes to Financial Statements - December 31, 1996*
      Financial Highlights*

      Report
            Report of Ernst & Young LLP, Independent Auditors*

*     Included in the Trust's Annual Report, dated December 31, 1996, filed as
      Exhibit 12 hereto.


(b)   Exhibits

      1. Agreement and Declaration of Trust -- incorporated by reference to the Registrant's initial Registration Statement on Form N-1A (File No. 33-11182)

      2. By-Laws, as amended to March 19, 1987 - incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (File No. 33- 11182)

      3.    Not applicable

      4.    Not applicable

      5.    (a)   Form of Investment Advisory Agreement between First Variable
                  Advisory Services Corp. and the Registrant -- incorporated by reference to Post- EffectiveAmendment No. 13 to the Registrant's Registration Statement on Form N-1A (File No.
                  33-11182), as filed on September 1, 1994.

            (b) Form of Addendum to Investment Advisory Agreement between First Variable Advisory Services Corp. and the Registrant incorporated by reference to Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A (File No. 33-11182), as filed on April 28, 1995.

            (c) Form of Sub-Advisory Agreements between the Sub-Advisers and the Registrant incorporated by reference to Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A (File No. 33-11182), as filed on April 28, 1995.

      6.    Not applicable

      7.    Not applicable

      8. Form of Custodian Agreement between the Registrant and State Street Bank and Trust Company -- incorporated byreference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A (File No. 33-11182), as filed on February 2, 1994




      9.    (a)   Form of Transfer Agency and Service Agreement between the
                  Registrant and State Street Bank and Trust Company -- incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A (File
                  No. 33-11182), as filed on February 2, 1994

            (b) Form of Subadministration Agreement for Reporting and Accounting Services between the Registrant and State Street Bank and Trust Company -- incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A (File No. 33-11182), as filed on February 2, 1994

            (c) Expense Reimbursement Agreement -- incorporated by reference to Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-1A (File No. 33-11182), as filed on September 1, 1994.


      10.   Opinion and Consent of Blazzard, Grodd & Hasenauer, P.C.

      11.   Consent of Ernst & Young LLP, Independent Auditors

      12. Financial Statements - incorporated herein by reference to the Trust's Annual Report dated December 31, 1996, as filed electronically with the Securities and Exchange Commission on or about February 25, 1997.


      13.   Not applicable

      14.   Not applicable

      15.   Not applicable


      16.   Schedule of computation of performance information

      27.   Financial Data Schedules


Item 25. Persons Controlled by or under Common Control with Registrant

None.

Item 26. Number of Holders of Securities


As of April 1, 1997, all of the shares of each of the Portfolios then operating were owned by First Variable Life Insurance Company and Monarch Life Insurance Company pursuant to variable annuity contracts issued to contract owners of First Variable Annuity Fund A, First Variable Annuity Fund E, First Variable Annuity Fund M, Monarch Life Insurance Company Separate Account VA and Monarch Life Insurance Company Separate Account VA-3.


Item 27. Indemnification

The information required by this item is incorporated by reference to the Registrant's initial Registration Statement on Form N-1A (File No. 33-11182).

Item 28. Business and Other Connections of Investment Adviser

First Variable Advisory Services Corp. ("Adviser") is the investment adviser to the Registrant. Adviser is a wholly-onwed subsidiary of First Variable Life Insurance Company ("First Variable"), which is a wholly-owned subsidiary of Irish Life of North America, Inc. ("ILoNA"). ILoNA is a wholly-owned subsidiary of Irish Life plc.

There is set forth below information as to any other business, vocation, or employment of a substantial nature in which each director or officer of the Registrant's investment adviser is, or at any time during the past two fiscal years has been, engaged for his or her own account or in the capacity of director, officer, employee, partner, or trustee.

Name and Title                       Business and other connections


Stephan M. Largent        President and Trustee of the Trust; President and
President and Director    Director, First Variable; and President and Director,
                          First Variable Capital Services, Inc ("FVCS").

Norman A. Fair            Vice President, Treasurer & Asst. Sec., ILoNA;
Director                  Director and Assistant Secretary, First Variable;
                          Trustee of the Trust; Director, FVCS; and officer and/or director of other ILoNA subsidiaries.

Martin Sheerin            Vice President and Chief Actuary,  First Variable.
Director

Anthony J. Koenig, Jr.    Assistant Treasurer of the Trust; Vice President and
Vice President and        Treasurer, First Variable; and Vice President and
Treasurer                 Treasurer, FVCS.

Arnold R. Bergman         Secretary of the Trust; Vice President and Secretary,
Secretary and Clerk       First Variable; Director and Secretary, FVCS.

Mark T. Kelly             Treasurer of the Trust; Assistant Vice President and
Assistant Treasurer       Assistant Treasurer, First Variable; and Assistant
                          Treasurer, FVCS.


With respect to information regarding the Sub-Advisers, reference is hereby made to "Management of the Trust" in the Prospectus and to "Management of the Sub-Advisers" in the Statement of Additional Information. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the Sub-Advisers, reference is made to the current Form ADVs of the Sub-Advisers (except with respect to State Street Bank and Trust Company) filed under the Investment Advisers Act of 1940, incorporated herein by reference, the file numbers of which are as follows:

Strong/Corneliuson Capital Management, Inc.
      File No. 801-10724
Keystone Investment Management Company
      File No. 801-8327
Value Line, Inc.
      File No. 801-625
Federated Investment Counseling
      File No. 801-34611
Warburg, Pincus Counsellors, Inc.
      File No. 801-07321
Pilgrim Baxter & Associates, Ltd.
      File No. 801-48872

Item 29.  Principal Underwriter
Not applicable

Item 30.  Location of Accounts and Records
Persons maintaining physical possession of accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include the Registrant's Secretary; the Registrant's investment adviser, First Variable Advisory Services Corp.; and the Registrant's custodian, State Street Bank and Trust Company. The address of the Secretary, First Variable Advisory Services Corp., and First Variable Life Insurance Company is 10 Post Office Square, Boston, Massachusetts 02109; and the address of State Street Bank and Trust Company is 225 Franklin Street, Boston, Massachusetts 02110.

Item  31.  Management Services
None.

Item  32.  Undertaking
The Registrant will furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest Annual Report upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and the Commonwealth of Massachusetts, on the 29th day of April, 1997.

                                        VARIABLE INVESTORS SERIES TRUST


                                        By:   s/Stephan M. Largent
                                              -------------------------------
                                              Stephan M. Largent
                                              President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement of Variable Investors Series Trust has been signed below by the following persons in the capacities indicated and on the dates indicated.


                                            Date


s/Stephan M. Largent                     4/29/97
----------------------------
Stephan M. Largent
President and Trustee

----------------------------             ------
Paul G. Chenault
Trustee


s/Wesley E. Horton                       4/29/97
----------------------------
Wesley E. Horton
Trustee


s/Norman A. Fair                         4/29/97
----------------------------
Norman A. Fair
Trustee


----------------------------             ------
W. Lawrence Howe
Trustee


s/Laird E. Wiggin                        4/29/97
----------------------------
Laird E. Wiggin
Trustee


s/Mark T. Kelly                          4/28/97
----------------------------
Mark T. Kelly
Treasurer  and   Principal   Accounting
Officer

                                   EXHIBITS TO
                       POST EFFECTIVE AMENDMENT NO. 18 TO
                                    FORM N-1A
                                       FOR
                         VARIABLE INVESTORS SERIES TRUST

                                Index to Exhibits

Exhibit No.                                                             Page No.
EX-99.B10.              Opinion and Consent of Blazzard, Grodd &
                        Hasenauer P.C.

EX-99.B11.              Consent of Ernst & Young LLP, Independent
                        Auditors

EX-99.B16.              Schedule of Computation of Performance
                        Information

EX-27                   Financial Data Schedules